                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ProAssurance Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

The filing fee of $______ was calculated on the basis of the information that follows:

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            PROASSURANCE CORPORATION
                              100 BROOKWOOD PLACE
                           BIRMINGHAM, ALABAMA 35209
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 19, 2004
                             ---------------------

TO OUR STOCKHOLDERS:

     The Annual Meeting of Stockholders (the "Annual Meeting") of ProAssurance Corporation (the "Company") will be held at 10:30 a.m., local time, on Wednesday, May 19, 2004, at the Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203, for the following purposes:

          (1) To elect two (2) directors of the Company, as Class III Directors, to serve until the 2007 Annual Meeting and until their successors are elected and qualified; and

          (2) To approve the ProAssurance Corporation 2004 Equity Incentive Plan; and

          (3) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has set March 31, 2004, as the record date for the Annual Meeting. Only holders of record of shares of the Company's common stock at the close of business on the record date will be entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed.

     The Annual Meeting may be adjourned from time to time without notice other than announcement at the meeting or adjournments thereof, and any business for which notice is hereby given may be transacted at any such adjournment.

     Details concerning those matters to come before the Annual Meeting are provided in the accompanying Proxy Statement. Whether you plan to attend the Annual Meeting or not, please sign, date and return the enclosed proxy card in the envelope provided. Returning your proxy card does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

     A copy of the Company's Annual Report to the Stockholders for the year ended December 31, 2003, is enclosed. We hope you will find it informative.

                                           By order of the Board of Directors,

                                           /s/ Howard H. Friedman
                                           Howard H. Friedman
                                           Secretary

April 16, 2004

                            PROASSURANCE CORPORATION
                              100 BROOKWOOD PLACE
                           BIRMINGHAM, ALABAMA 35209
                             ---------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 19, 2004
                             ---------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ProAssurance Corporation (sometimes referred to as "ProAssurance", the "Company", "we" or "our") to be voted at the Annual Meeting of the Stockholders (the "Annual Meeting") to be held at 10:30 a.m., local time, on Wednesday, May 19, 2004, at the Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203, or at any adjournment or postponement thereof.

     At the Annual Meeting, the stockholders will be asked to

     - elect two (2) members to the Board of Directors of the Company, as Class III Directors, to serve until the 2007 Annual Meeting; and

     - approve the ProAssurance Corporation 2004 Equity Incentive Plan.

     This Proxy Statement and proxy card are first being mailed to the stockholders of the Company on or about April 16, 2004.

     The Board of Directors has set March 31, 2004 as the record date for the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date there were 29,101,818 outstanding shares of our common stock, par value, $0.01 per share (the "Common Stock") with each stockholder entitled to one vote in person or by proxy for each share of Common Stock on all matters properly to come before the Annual Meeting.

VOTING INSTRUCTIONS

     The record owners of Common Stock may vote their shares on matters properly presented at the Annual Meeting in four ways:

     - By signing and returning the enclosed proxy card in the enclosed envelope; or

     - By voting on the Internet in accordance with instructions on the enclosed proxy card; or

     - By telephone using a touchtone telephone and following the instructions on the enclosed proxy card; or

     - By attending the meeting and voting in person.

     If you hold shares in "street name" (that is, through a bank, broker or other nominee), such shares must be voted in accordance with instructions provided by the nominee. If your shares are held in the name of a nominee and you would like to attend the Annual Meeting and vote in person, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.

     If you properly cast your vote, by either voting your proxy electronically or telephonically or by executing and returning the enclosed proxy card, and your vote is not subsequently revoked, your vote will be voted in accordance with your instructions.

     If you execute the enclosed proxy card but do not give instructions, the shares represented by that proxy will be voted FOR the election of each director nominee nominated by the Board of Directors and FOR the approval of the ProAssurance Corporation 2004 Equity Incentive Plan.

     Proxies may be revoked prior to the Annual Meeting by either (i) submitting to ProAssurance a properly executed proxy and bearing a later date, or (ii) by voting by telephone or Internet at a later date or in person at the meeting, or
(iii) by giving written notice of revocation to the Secretary of ProAssurance. The mailing address of ProAssurance is P.O. Box 590009, Birmingham, Alabama 35259-0009, and the street address is 100 Brookwood Place, Birmingham, Alabama 35209.

QUORUM AND VOTING REQUIREMENTS

  QUORUM

     The presence, in person or by proxy, of the holders of one-third of the shares of Common Stock entitled to vote at the meeting will constitute a quorum to conduct business at the Annual Meeting. Proxies received but marked as abstentions and "broker non-votes" (which occur where shares held by brokers or nominees for beneficial owners are not voted on a matter) will be included in the calculation of the number of shares considered to be present at the meeting.

  VOTING REQUIREMENTS

     Election of Directors. Directors will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. With respect to the election of directors, a stockholder may vote for both of the nominees or withhold authority to vote for either or both of the nominees. Because directors are elected by a plurality of the votes cast, votes to withhold authority with respect to one or more nominees and broker non-votes will have no effect on the outcome of the election.

     Approval of the ProAssurance Corporation 2004 Equity Incentive Plan. The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the adoption of the ProAssurance Corporation 2004 Equity Incentive Plan. Abstentions and broker non-votes will have the same effect as negative votes.

EXPENSES OF SOLICITATION

     We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of ProAssurance Corporation or its affiliates telephonically, electronically or by other means of communication and by Morrow & Co., whom we have hired to assist in the solicitation and distribution of proxies. Directors, officers and employees will receive no additional compensation for such solicitation, and Morrow & Co., will receive a fee of $7,500 for its services. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

AVAILABILITY OF CERTAIN DOCUMENTS

     During the past year, we have continued to take steps to promote and protect the interests of our stockholders. In particular, our Board of Directors has adopted a Policy Regarding Determination of Director Independence, including categorical standards to assist in determining independence, has amended the charter of our Audit Committee and has adopted new charters for our Compensation and Nominating/Corporate Governance Committees as well as new Corporate Governance Principles and our Code of Ethics and Conduct. Copies of all of these documents are available on our website at HTTP://WWW.PROASSURANCE.COM. Printed copies of our committee charters, Corporate Governance Principles, Code of Ethics and Conduct, and our Policy Regarding Determination of Director Independence may be obtained by writing to: Frank O'Neil, Senior Vice President, ProAssurance Corporation, either by mail at P. O. Box 590009, Birmingham, Alabama 35259-0009, or by telephone at (205) 877-4400 or (800) 282-6242. Our
Policy Regarding Determination of

Director Independence and the Audit Committee Charter are also attached to this Proxy Statement as Exhibits A and B, respectively.

     We have enclosed a copy of our 2003 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2003. You may obtain additional copies of our 2003 Annual Report to Stockholders and 2003 Annual Report on Form 10-K without charge by writing to: Frank O'Neil at the address shown above, or by telephone at (205) 877-4400 or (800) 282-6242. These documents also are available through our website at http://www.proassurance.com. Our Annual Report to Stockholders and Annual Report on Form 10-K are not proxy soliciting materials.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

INTRODUCTION

     The Certificate of Incorporation of ProAssurance provides that the Board of Directors is comprised of at least three and not more than twenty-four directors, as determined by the Board of Directors. The Board of Directors currently consists of ten members. The Certificate of Incorporation requires that the directors be divided into three classes as nearly equal as possible and that the directors serve staggered terms of three years. Any vacancies on the Board of Directors resulting from the death, resignation or removal of a director or from any increase in the number of directors may be filled by action of the remaining directors. A director elected by the directors to fill a vacancy on the Board of Directors holds office until the next election of the class of directors for which such director has been chosen.

     The Agreement to Consolidate between Medical Assurance and Professionals Group dated June 22, 2000, and amended November 1, 2000 (the "Consolidation Agreement") provided that the initial Board of Directors of ProAssurance would be comprised of eleven directors divided into three classes designated as Class I, Class II and Class III. Four directors would be appointed as Class I Directors to serve until the 2002 annual meeting; four directors would be appointed as Class II Directors to serve until the 2003 annual meeting; and three directors would be appointed as Class III Directors to serve until the 2004 annual meeting. The Consolidation Agreement further provided that Professionals Group would have the right to appoint one director to serve in each class for a total of three directors and that Medical Assurance would have the right to appoint a total of eight directors to be divided among the three classes of directors. Professionals Group appointed Ann F. Putallaz as a Class I Director, William H. Woodhams as a Class II Director and Victor T. Adamo as a Class III Director. The Consolidation Agreement requires the ProAssurance Board of Directors to nominate a person selected by the directors nominated by Professionals Group to fill the vacancy created upon the expiration of the first term of each director nominated by Professionals Group. The Board of Directors is required to recommend to the ProAssurance stockholders that the nominee so nominated be elected to the Board of Directors and is further required to solicit proxies in favor of the election of such nominee to the Board of Directors. Victor T. Adamo has been nominated by Professionals Group to fill the vacancy occurring upon the expiration of his term as a Class III Director.

     In addition to Mr. Adamo, the Board of Directors has nominated Paul R. Butrus for election as a director at the Annual Meeting to fill the vacancy arising upon the expiration of his term as a Class III Director.

ANNUAL MEETING

     At the Annual Meeting, our stockholders will be asked to elect as directors Victor T. Adamo and Paul R. Butrus as Class III directors, to hold office for terms ending at the Annual Meeting of stockholders to be held in 2007. The remaining eight directors named below will continue in office. The persons named in the enclosed Proxy have advised that, unless a contrary direction is indicated on the enclosed Proxy, they intend to vote the shares appointing them as proxies in favor of the nominees named herein. If the nominees should be unable to serve, and the Board of Directors knows of no reason to anticipate this will occur, the Proxies will be voted for such other person or persons as may be recommended by our Nominating/Corporate Governance Committee and designated by the Board of Directors, or the Board of Directors may decide not to elect an additional person as a director. The persons named in the enclosed Proxy will have no authority to vote for the election of any person other than the nominees or their substitutes in the election of directors.

     Both of the nominees currently are members of the Board of Directors, and have been approved, recommended and nominated for re-election to the Board of Directors by our Nominating/Corporate Governance Committee and by the Board of Directors. Set forth below is information regarding the nominees and the directors continuing in office, which was confirmed by them for inclusion in this Proxy Statement. Information regarding stock ownership with respect to each nominee and director is set forth in the table under "Ownership by Our Directors and Executive Officers" in the section titled Beneficial Ownership of Our Common Stock.

     Neither the Board of Directors nor the Nominating/Corporate Governance Committee has implemented a formal policy regarding director attendance at the Annual Meeting. However, the Board typically holds its annual organizational meeting directly following the Annual Meeting, and it is customary for directors to attend the Annual Meeting. All directors attended the Annual Meeting held on May 28, 2003.

NOMINEES FOR ELECTION AS CLASS III DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2007

     VICTOR T. ADAMO, ESQ. CPCU (Age 56) has served as a director and Vice Chairman, President and Chief Operating Officer of ProAssurance since it began operations in June 2001. Prior to that time, Mr. Adamo served as a director and President and Chief Executive Officer of Professionals Group (since 1996). Mr. Adamo has served as a director of ProNational Insurance Company since 1990, and its chief executive officer since 1987. Prior to joining ProNational, Mr. Adamo was in private legal practice from 1975 to 1985.

     PAUL R. BUTRUS (Age 63) has served as a director of ProAssurance since it began operations in June 2001, and was appointed its Vice Chairman in September 2001. Prior to that time, Mr. Butrus was a director and Executive Vice President and Chief Operating Officer of Medical Assurance, Inc. (since 1995). Mr. Butrus has held various positions with The Medical Assurance Company, Inc. since 1977.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES NOMINATED FOR ELECTION AS DIRECTORS BY THE BOARD OF DIRECTORS.

CLASS I DIRECTORS CONTINUING IN OFFICE -- TERMS EXPIRING IN 2005

     LUCIAN F. BLOODWORTH (Age 63) was elected as a director on August 22, 2002. Mr. Bloodworth is the Chairman of Cain Manufacturing, a Birmingham, AL-based firm. Mr. Bloodworth is a director of National Bank of Commerce of Birmingham, Alabama, and served as its Executive Vice president from 1983 to 1987. Mr. Bloodworth has been a fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

     A. DERRILL CROWE, M.D. (Age 67) has served as a Director and as Chairman of the Board and Chief Executive Officer of ProAssurance since it began operations in June 2001. Dr. Crowe has served as a director and Chairman, President and Chief Executive Officer of Medical Assurance, Inc. since its organization in 1995 and as President and Chief Executive Officer and a director of The Medical Assurance Company, Inc. (formerly Mutual Assurance, Inc.) since its first operations in 1977.

     ROBERT E. FLOWERS, M.D. (Age 54) has served as a director of ProAssurance since it began operations in June 2001. Prior to that date, Dr. Flowers served as a director of Medical Assurance, Inc. (since 1995) and as a director of The Medical Assurance Company, Inc. (since 1985). Dr. Flowers practiced as a physician with Gynecology Associates of Dothan P.C., Dothan, Alabama, prior to his retirement in 2001.

     ANN F. PUTALLAZ (Age 58) has served as a director of ProAssurance since it began operations in June 2001. Prior to that time, Ms. Putallaz served as a director of Professionals Group, Inc. (since 1996) and its Vice Chairman (since
1999). For the past five years, Ms. Putallaz has been the Vice President and Director of Data and Communication Services of Munder Capital Management, an investment advisor to The Munder Funds, an open end investment company registered under the Investment Company Act of 1940.

CLASS II DIRECTORS CONTINUING IN OFFICE -- TERM EXPIRING IN 2006

     JOHN J. MCMAHON, JR. (Age 61) has served as a director of ProAssurance since 2002. Since 1999, Mr. McMahon has served as Chairman of Ligon Industries and as Chairman of the Executive Committee of McWane, Inc. in Birmingham, Alabama. Prior to that time, Mr. McMahon served as Chairman of the Board of McWane, Inc. Mr. McMahon also serves as a director of Protective Life Corporation, Alabama National Bancorporation and John H. Harland Co., where he is a member of its audit committee.

     JOHN P. NORTH, JR. (Age 68) has served as a Director of ProAssurance since it began operations in June 2001, and as a director of Medical Assurance, Inc. since 1996. Mr. North is a certified public accountant who was a partner of the accounting firm of Coopers & Lybrand LLP until his retirement in September 1995.

     WILLIAM H. WOODHAMS M.D. (Age 66) has served as a director of ProAssurance since it began operations in June 2001. Prior to that time, Dr. Woodhams served as a director of Professionals Group, Inc. (since 1996) and its Chairman (since
1999) and director of ProNational Insurance Company since 1980. Dr. Woodhams is a board certified family practice physician and has been in private practice in Kalamazoo, Michigan since 1964.

     WILFRED W. YEARGAN, JR. M.D. (Age 64) has practiced medicine in Tuscaloosa, Alabama, specializing in ophthalmology for over thirty years. Dr. Yeargan has participated as a member of the underwriting and claims advisory committees of The Medical Assurance Company, Inc. since it began operations in 1977.

INDEPENDENT DIRECTORS

     As required by The New York Stock Exchange ("NYSE") Corporate Governance Listing Standards, the Board of Directors has determined that a majority of the directors on the Board of Directors are "independent" directors. In compliance with the corporate governance requirements of Sarbanes-Oxley Act of 2002 and the applicable NYSE rules, the Board of Directors has adopted a policy that a director will be presumed to be independent if he or she satisfies certain specified criteria. A complete description of the criteria adopted by the Board of Directors in determining the independence of directors is set forth in Exhibit A to this Proxy Statement.

     The Board of Directors has determined that the following directors satisfy the criteria described above, and therefore constitute "independent" directors:

John J. McMahon, Jr.                       Lucian F. Bloodworth
John P. North, Jr.                         Robert E. Flowers
William H. Woodhams M.D.                   Ann F. Putallaz
Wilfred W. Yeargan, Jr. M.D.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Our Board of Directors held five meetings during 2003. Each of our incumbent directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board on which he or she served during 2003 (in each case, which were held during the period for which he or she was a director). The By-Laws of ProAssurance establish four standing committees of the Board of Directors: the Executive

Committee, the Nominating/Corporate Governance Committee, the Compensation Committee and the Audit Committee, each of which is described below.

EXECUTIVE COMMITTEE

     The Executive Committee has the authority during intervals between the meetings of the Board of Directors to exercise all powers and authority of the Board of Directors in the management of the business and affairs of ProAssurance, except that the Executive Committee has no power or authority to alter or repeal any resolution adopted by the Board of Directors that by its terms is not subject to amendment or repeal by the Executive Committee or any resolution relating to the establishment or membership of the Executive Committee; the Executive Committee may not act with respect to matters required to be passed upon by the full Board, the independent directors, or by a committee comprised of independent directors, and the Executive Committee may not act on any matter which has been delegated to the Audit Committee, the Nominating/Corporate Governance Committee or the Compensation Committee in their respective charters. The By-Laws provide that the Executive Committee have at least three members including the Chairman and Chief Executive Officer and the Vice Chairman of the Board. The members of the Executive Committee are: A. Derrill Crowe, Chairman, Victor T. Adamo, Paul R. Butrus and Robert E. Flowers. The Executive Committee did not meet during 2003.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

     The Nominating/Corporate Governance Committee consists of three independent directors, and operates pursuant to a written Charter that was adopted in December 2003, which Charter is available on our website at HTTP://WWW.PROASSURANCE.COM. The primary purposes of the Nominating/Corporate Governance Committee are to (i) identify individuals qualified to become directors and recommend to the Board of Directors for its consideration the candidates for all directorships to be filled by the Board of Directors or to be elected by the stockholders, (ii) advise the Board with respect to the Board composition, procedures and committees, (iii) develop and recommend to the Board a set of corporate governance principles applicable to the Company, (iv) oversee the evaluation of the Board and the evaluation of the Company's management; and
(v) otherwise take a leadership role in shaping the corporate governance of the Company.

     The Nominating and Corporate Governance Committee is empowered to engage a third party search firm to assist in identifying and evaluating director candidates. However, the committee did not hire any search firm during 2003 and, accordingly, paid no fees to any such company.

     When a vacancy exists on the Board of Directors, the Nominating/Corporate Governance Committee will consider a nominee for a director candidate that has been proposed by a stockholder when such nomination has been submitted in accordance with the provisions contained in the Company's by-laws. A vacancy does not exist where:

     - the Board of Directors desires to re-nominate an incumbent director for an additional term and the director consents to stand for re-election and to serve if elected, or

     - the Nominating/Corporate Governance Committee has recommended to the Board of Directors a candidate to fill a vacancy and, prior to the receipt of a properly submitted stockholder nomination, such nominee has agreed to stand for election and serve if elected.

     In accordance with Company's by-laws, the Board of Directors may, at any time, elect not to fill a vacancy arising on the Board. The Board may elect to not recommend a director candidate nominated by a stockholder even if such director candidate is the only candidate submitted to the Nominating/Corporate Governance Committee to fill a vacancy.

     The Nominating/Corporate Governance Committee is responsible for determining the appropriate composition of the Board and for the selection of individual candidates consistent with such determination. The Company's Corporate Governance Principles do not establish any firm requirement of minimum qualifications or skills that an individual candidate must possess other than the maximum age requirements described in the Corporate Governance Principles. Rather, the Corporate Governance Principles direct the

Committee to take into account all factors it considers appropriate, including a candidate's reputation for ethical business dealings, knowledge, skill, experience, expertise, and the extent to which the candidate would fill a present need in the composition of the Board. Subject to the qualifications described above, the Committee will consider a director candidate nominated by a stockholder in the same manner as candidates brought before the Committee from other sources. Generally, the Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the Committee. A member of the Nominating/Corporate Governance Committee will contact for further review those candidates who the Committee believes are qualified, who may fulfill a specific need on the Board and who it believes would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating/Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

     The members of the Nominating/Corporate Governance Committee are: John J. McMahon, Jr., Chairman, Robert E. Flowers and William H. Woodhams. The Board of Directors has found that each member of our Nominating/Corporate Governance Committee is "independent" within the meaning of the rules of the NYSE. During 2003, our Nominating/Corporate Governance Committee met two times.

COMPENSATION COMMITTEE

     The Compensation Committee consists of three independent directors, and operates pursuant to a written Charter that was adopted in December 2003, which Charter is available on our website at HTTP://WWW.PROASSURANCE.COM. The primary purposes of the Compensation Committee are to (i) represent and assist the Board of Directors in discharging its oversight responsibility relating to compensation matters, including determining the compensation arrangements for the Chief Executive Officer and reporting its determination to the Board of Directors for ratification by a majority of independent directors and making recommendations to the Board of Directors regarding the compensation arrangements for other senior management personnel, and (ii) prepare the report required by the rules and regulations of the SEC. The Compensation Committee also administers the ProAssurance Corporation Incentive Compensation Stock Plan and, if adopted, will administer the ProAssurance Corporation 2004 Equity Incentive Plan. The members of the Compensation Committee are: Robert E. Flowers, Chairman, John J. McMahon, Jr. and Wilfred W. Yeargan, Jr. The Board of Directors has determined that each member of our Compensation Committee is "independent" within the meaning of the rules of the NYSE and, as required by the Compensation Committee Charter, no member of the Compensation Committee has any interlocking relationships required to be disclosed under the federal securities laws.

     During 2003, our Compensation Committee met two times. The report of the Compensation Committee is included below.

AUDIT COMMITTEE

     The Audit Committee consists of three independent directors, and operates pursuant to a written Charter that was amended and restated in December 2003, which amended and restated Charter is available on our website at HTTP://WWW.PROASSURANCE.COM as well as in Exhibit B to this Proxy Statement. The primary purposes of our Audit Committee are to (A) represent and assist the Board of Directors in discharging its oversight responsibility relating to (i) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements;
(ii) the surveillance of administration and financial controls and the Company's compliance with legal and regulatory compliance; (iii) the outside auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and the Company's outside auditor; and (B) prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement. The Audit Committee is responsible for carrying out all of the duties and responsibilities required for audit committees under the Exchange Act and the corporate governance rules of the NYSE for listed companies. A description of the specific duties and responsibilities of the Audit Committee can be found in the Audit Committee Charter. The Audit Committee and our Board of Directors have established a procedure whereby complaints or concerns with respect to accounting, internal controls and auditing matters may be submitted to the Audit Committee, which is described under "Policies on Reporting of Concerns Regarding Accounting and Other Matters and Communicating with Directors" below.

     John P. North, Jr. is the Chairman, and Lucian F. Bloodworth and Ann F. Putallaz are the other current members of our Audit Committee. Our Board of Directors has determined that each member of the Audit Committee is "independent" within the meaning of the rules of both the NYSE and the SEC. Our Board of Directors has also determined that each member of the Audit Committee is financially literate as such qualification is defined under the rules of the NYSE. In addition, the Board of Directors has determined that John P. North, Jr., based upon his education and extensive experience in public accounting, including his leadership role at Coopers and Lybrand, is an "audit committee financial expert" within the meaning of the rules of the SEC. No member of the Audit Committee is presently serving on the audit committee of another company. During 2003, the Audit Committee held 10 meetings. The report of the Audit Committee is included below.

DIRECTOR COMPENSATION

     Non-management directors receive a monthly retainer in the amount of $2,000 per month plus $1,000 for each day that a director attends a Board meeting. At the May 2003 meeting, the Board of Directors approved a change in the monthly retainer for members of the Audit Committee to $2,500 per month and for the Chairman of the Audit Committee to $3,000 per month. Directors are eligible to participate in the ProAssurance Corporation Stock Ownership Plan. Management directors do not receive any additional compensation for their service as a director.

NON-MANAGEMENT DIRECTORS MEETINGS

     Our Corporate Governance Principles provide that the Non-Management Directors of the Company shall hold executive sessions at which management, including the CEO, is not present. These executive sessions shall be held on a regularly scheduled basis and not less than two times per year. A Non-Management Director selected by the Non-Management Directors on the Board shall preside at each executive session.

           PROPOSAL 2: APPROVE THE COMPANY'S LONG-TERM INCENTIVE PLAN

INTRODUCTION

     The Board of Directors has proposed for adoption the ProAssurance Corporation 2004 Equity Incentive Plan (the "2004 Plan") and has directed that it be submitted to the stockholders for approval at the Annual Meeting. The 2004 Plan is intended to replace the ProAssurance Corporation Incentive Compensation Stock Plan (the "1995 Plan") which was originally adopted in 1995 by ProAssurance's predecessor, Medical Assurance, Inc., and which will expire in 2005. The shares of Common Stock reserved for issuance under the 1995 Plan are the source of the shares that are (i) issued as stock awards to selected employees of ProAssurance and its subsidiaries as part of their annual incentive compensation; (ii) issued as service awards to employees of ProAssurance and its subsidiaries, for their longevity; and (iii) reserved for issuance pursuant to stock options granted to the selected employees of ProAssurance and its subsidiaries, as long term incentive compensation. As used in this section, "ProAssurance" shall mean ProAssurance Corporation and the "Company" shall mean ProAssurance Corporation and its subsidiaries.

SECURITIES AUTHORIZED UNDER EQUITY COMPENSATION PLANS

     The 1995 Plan was originally approved by the stockholders of Medical Assurance at the 1996 Annual Meeting. Under the Consolidation Agreement between Medical Assurance and Professionals Group, the Company assumed all of the options previously granted by Medical Assurance under the 1995 Plan and all of the options previously granted by Professionals Group under the Professionals Group 1996 Long-Term Stock Incentive Plan (the "Professionals Plan"). Upon completion of the consolidation on June 27, 2001, outstanding options to acquire Medical Assurance common stock were converted into options to acquire

398,625 shares of ProAssurance's common stock and outstanding options to acquire Professionals Group common stock were converted into the right to receive 529,337 shares of ProAssurance's common stock. The Consolidation Agreement was approved by the stockholders of each of Medical Assurance and Professionals Group as conditions to the completion of the consolidation.

     At the 2002 Annual Meeting, the stockholders of ProAssurance approved ProAssurance's assumption of the 1995 Plan and the amendment of the plan to substitute one share of ProAssurance's common stock for each of the 1,421,516 shares of common stock of Medical Assurance reserved for future awards under the 1995 Plan. ProAssurance's Board of Directors determined that no further awards would be granted under the Professionals Plan.

     The following table sets forth information as of December 31, 2003, with respect to equity securities authorized for issuance pursuant to equity compensation plans previously approved by stockholders of ProAssurance and equity compensation plans not previously approved by ProAssurance's stockholders. For purposes of the table, the shares to be issued pursuant to the outstanding options assumed by ProAssurance under the Consolidation Agreement are considered shares to be issued under a plan approved by ProAssurance's stockholders because the Consolidation Agreement was approved by the Medical Assurance stockholders and the Professionals Group stockholders.

                                                                DECEMBER 31, 2003
                                  -----------------------------------------------------------------------------
                                                                                       NUMBER OF SECURITIES
                                   NUMBER OF SECURITIES                               REMAINING AVAILABLE FOR
                                     TO BE ISSUED UPON        WEIGHTED AVERAGE         FUTURE ISSUANCE UNDER
                                  EXERCISE OF OUTSTANDING     EXERCISE PRICE OF         EQUITY COMPENSATION
                                     OPTIONS, WARRANTS      OUTSTANDING OPTIONS,    PLANS (EXCLUDING SECURITIES
PLAN CATEGORY                           AND RIGHTS           WARRANTS AND RIGHTS     REFLECTED IN COLUMN (A))
-------------                     -----------------------   ---------------------   ---------------------------
                                            (A)                      (B)                        (C)
                                  -----------------------   ---------------------   ---------------------------
Equity Compensation plans
  approved by security
  holders.......................          993,576                  $20.72                     706,302
Equity Compensation plans not
  approved by security
  holders.......................              -0-                     N/A                         -0-
                                          -------                  ------                     -------
  TOTAL.........................          993,576                  $20.72                     706,302
                                          =======                  ======                     =======

NEW PLAN BENEFITS

     The above table does not reflect 2,500,000 shares of ProAssurance's Common Stock that are proposed to be reserved for issuance under the 2004 Plan. The terms and provisions of the 2004 Plan are similar to those of the 1995 Plan. If the 2004 Plan is adopted by the stockholders, the Board of Directors intends that the 2004 Plan will replace the 1995 Plan. In such event, the Compensation Committee will grant future awards under the 2004 Plan and no further awards will be made under the 1995 Plan.

     The Compensation Committee cannot presently determine the amount and nature of awards that will be granted under the 2004 Plan. In March 2004, the Compensation Committee granted certain stock options and stock grants as incentive compensation under the 1995 Plan. The following table reflects certain information respecting amounts of the awards that were granted to the following persons in 2004 under the 1995 Plan.

                                                                          1995 PLAN(3)
                                                             --------------------------------------
                                                             NUMBER OF SHARES    NUMBER OF OPTIONS
NAME AND POSITION                                               AWARDED(1)           GRANTED(2)
-----------------                                            -----------------   ------------------
A. Derrill Crowe, M.D......................................        7,617               50,000
  Chairman and CEO

Victor T. Adamo............................................        3,535               37,500
  President and Vice Chairman

Paul R. Butrus.............................................        2,020               12,500
  Vice Chairman

Howard H. Friedman.........................................        2,488               25,000
  Senior Vice President and Secretary

Lynn N. Kalinowski.........................................        1,431               12,500
  President of Meemic Insurance Co.

Executive Group............................................       19,011              162,500

Non-Executive Director Group...............................          -0-                  -0-

Non-Executive Officer Employee Group.......................       28,663               75,000

---------------

(1) Shares were awarded as annual incentive compensation for 2003 and were valued at $33.28 being the closing price of a share of ProAssurance's common stock as reported on the New York Stock Exchange on the date of grant (March 10, 2004). See Note 1 to the "Summary Compensation Table."

(2) The exercise price of the options granted was $33.28 and was based on the closing price of a share of ProAssurance's common stock on date of grant (March 10, 2004) as reported by the New York Stock Exchange. Options will become exercisable in five equal annual installments commencing September 10, 2004.

(3) The March 2004 awards reduced the number of shares available for future awards under the 1995 Plan to 421,128.

RECOMMENDATION OF THE BOARD; VOTE REQUIRED

     At its March meeting, the Board of Directors, upon recommendation of the Compensation Committee, adopted the 2004 Plan to be effective upon approval of the plan by the stockholders at the Annual Meeting. The Board has recommended that the 2004 Plan be submitted to the stockholders for approval at the 2004 Annual Meeting for the following reasons:

     - The Compensation Committee, in its report in this Proxy Statement, stated its intention to encourage stock ownership by key employees through equity based incentive compensation. The adoption of the 2004 Plan will enable the Compensation Committee, as administrator of the plan, to award equity based incentive compensation to selected employees after the 1995 Plan expires on February 23, 2005.

     - Stockholder approval is required for equity based compensation plans under the corporate governance listing standards for the New York Stock Exchange and under the requirements for performance based compensation under Section 162(m) of the Internal Revenue Code (the "Code"). In order for the 2004 Plan to be in place upon the expiration of the 1995 Plan, the plan must be approved by the stockholders at the 2004 Annual Meeting; otherwise the 2004 Plan cannot be considered until the 2005 Annual Meeting, unless an earlier special stockholders meeting is called for that purpose.

     The affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting is required to approve the 2004 Plan. In accordance with the requirements of the New York Stock Exchange, brokers may not vote on the 2004 Plan without specific instructions from the beneficial owners of the shares. Broker non-votes and abstentions will be included in the calculation of the number of shares present at the Annual Meeting and will have the same effect as a negative vote.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN.

DESCRIPTION OF THE 2004 PLAN

     The following constitutes a brief discussion of the material features of the 2004 Plan. The description is subject to, and qualified by reference to, the definitive terms of the 2004 Plan, which is set forth in its entirety as Exhibit C to this Proxy Statement.

     Purpose. The purpose of the 2004 Plan is to further the long-term growth in the profitability of the Company by offering equity or other proprietary interests in the Company to those officers, employees, consultants and directors who will be largely responsible for such growth. A further purpose of the 2004 Plan is to enhance the Company's ability to retain these persons through long-term incentive compensation in the form of equity or other proprietary interests in the Company.

     Administration. The Compensation Committee will be responsible for the administration of the 2004 Plan. The charter of the Compensation Committee requires that each member be an "independent director" under the corporate governance listing standards of the New York Stock Exchange, and a "non-employee director" as defined in SEC Rule 16b-3. The 2004 Plan also requires that each member be an "outside director" as defined in Code Section 162(m). The Compensation Committee will select from eligible participants those persons who in its judgment have the opportunity to influence the long-term profitability of the Company. The committee will determine the awards to be made to participants under the 2004 Plan and the conditions upon which awards will become payable under the plan.

     Eligibility. The Compensation Committee may select as participants in the 2004 Plan persons who are employees and directors of the Company. An employee is any person (including an officer) who is employed by ProAssurance or a subsidiary in a continuous and regular salaried relationship. The Compensation Committee may also select as participants (i) persons engaged by ProAssurance to provide services as a consultant or advisor and (ii) members of an advisory committee to the Board of Directors of ProAssurance or a subsidiary.

     Awards. The Compensation Committee has the authority to make the following type of equity-based awards under the 2004 Plan: (1) performance shares; (2) stock options; (3) stock appreciation rights; (4) restricted stock; (5) restricted units; and (6) other stock based awards.

     Available Shares. The Board of Directors of ProAssurance has authorized the issuance of up to 2,500,000 shares of Common Stock under the 2004 Plan. The shares may be made available from ProAssurance's authorized and unissued shares of Common Stock or from treasury shares. Awards payable solely in cash are not deducted from the number of shares available for issuance under the 2004 Plan unless paid upon the exercise of a stock appreciation right. Shares subject to awards that are forfeited or cancelled will again be available for issuance under new awards under the 2004 Plan.

     The Compensation Committee may determine that an adjustment is required to preserve, or not to enlarge, the benefits under the 2004 Plan as a result of a stock split, stock dividend, recapitalization, merger, consolidation, combination, exchange of shares, warrant or rights offering, or other similar event. In such event, the Compensation Committee may, in such manner as the committee deems equitable, adjust the number and kind of shares which may be awarded in the future under the 2004 Plan, the number and kinds of shares subject to outstanding awards under the 2004 Plan, and the grant, base or exercise price of any outstanding awards; or in lieu of such adjustments, make cash payments in exchange for outstanding awards. The Compensation Committee has no authority to make adjustments solely as a result of the decline in the market value of the Company's Common Stock.

     No participant may receive in any year as awards under the 2004 Plan more than a total of 250,000 performance shares, stock options, stock appreciation rights, restricted stock, restricted units and other stock-based awards.

     Performance Shares. The Compensation Committee may grant performance shares only to employees of ProAssurance or a subsidiary. A performance share is the equivalent of one share of common stock which becomes vested and nonforfeitable upon the attainment of performance objectives established by the Compensation Committee. The Compensation Committee establishes the performance objectives and the length of the performance period to attain such objectives at the time a performance share is awarded. The committee may prescribe different conditions for different participants, but the performance objectives for performance shares awarded to a participant must relate to at least one of the following criteria which may be based on the performance of the Company or a subsidiary or segment of the Company or their comparative performance relative to other companies: (1) income per share, (2) return on equity, (3) economic value added, (4) total return, (5) sales or revenues, or (6) other reasonable bases. If the committee intends for performance shares awarded to an executive to qualify for the performance based compensation exception under Code Section 162(m), the performance objectives must relate to at least one of the criteria described in (1) through (5).

     The Compensation Committee will determine whether the performance objectives for the performance shares awarded to a participant have been attained at the end of the performance period, or if one or more interim periods are authorized by the committee, at the end of an interim period within the performance period. If the committee determines that such performance objectives have been obtained, the participant will be entitled to receive payment for each performance share in an amount equal to the value of one share of ProAssurance's Common Stock on the date of payment. Payment is to be made as soon as practicable after the committee's determination partly in shares of ProAssurance's Common Stock and partly in cash, with the cash portion being approximately equal to the withholding required for taxes.

     If a participant's employment is terminated prior to the end of the performance period for his or her performance shares by reason of death, disability or normal retirement, or if the 2004 Plan is terminated prior to the close of a performance period, the Compensation Committee will determine the number of performance shares that would have been payable as if the performance period had ended at the end of the last complete fiscal year. The participant will be entitled to receive a pro rata share of such performance shares in the ratio that the number of months that the participant was actually employed in the performance period bears to the total number of months in the performance period. The committee may, in its discretion, pay performance shares on the same basis when the employment of a participant is terminated by reason of early retirement at the request of the participant with approval by his or her employer, the divestiture by the Company of a business segment or significant portion of its assets, or a significant reduction in the work force of the Company. Any other termination of employment by the participant will result in the cancellation of his or her performance shares.

     Stock Options and Stock Appreciation Rights ("SARs"). The Compensation Committee may grant participants incentive stock options within the meaning of
Section 422 of the Code or nonqualified stock options that fail to meet one or more requirements of an incentive stock option. The exercise price for each option must not be less than 100% of the market value of a share of ProAssurance's Common Stock on the date of grant. Under the terms of the 2004 Plan the options become exercisable in five equal annual installments or at such other time(s) as may be specified by the Compensation Committee at the time of grant. Options may be exercised upon payment of the exercise price to the Company. The exercise price is payable in cash or by delivery of shares of ProAssurance's Common Stock having a market value equal to the option price. A participant may effect a "cashless exercise" by directing the Company to withhold shares otherwise issuable upon the exercise of the option with a market value equal to the option price.

     A Stock Appreciation Right is a contractual right to receive the appreciation in the value of a share of Common Stock from date of grant to the date of exercise payable in cash, Common Stock or a combination. The Compensation Committee may grant SARs in tandem with options granted under the 2004 Plan or independent of any option. The base price for SARs must not be less than 100% of the market value of a share of ProAssurance's Common Stock on date of grant in the case of SARs granted independent of options or the option price of related options in the case of SARs granted in tandem with options. SARs granted in tandem with options may be exercised only at such times as the related options are exercisable and the exercise of a SAR (or option) will result in the cancellation of any option (or SAR) issued in tandem to the extent of the number of shares in respect of which such option or SAR has been exercised. Under the 2004 Plan, SARs that are independent of options may be exercised at such time as may be determined by the committee, or if no determination is made, they will become exercisable in five equal annual installments.

     The Compensation Committee may determine whether or not options or SARs will be exercisable after a participant's termination of employment. In the absence of a determination, a participant's options and SARs will be cancelled upon termination for cause; all options and SARs may be exercisable for a limited period of time upon termination of employment by reason of the participant's death, disability, or retirement; and options and SARs that are then exercisable may be exercised for a limited period after termination of a participant's employment for any other reason. Options and SARs may not have a term longer than ten years from the date of grant.

     Restricted Stock Grants and Restricted Units. The Compensation Committee may award shares of Common Stock under a restricted stock grant. The grant will set forth a restriction period (including, without limitation, a specified period of time or a period related to the attainment of performance goals) during which the shares of restricted stock granted will remain subject to forfeiture. The grantee cannot dispose of the shares prior to the expiration of the restriction period. During this period, the grantee will generally have all the rights of a stockholder, including the right to vote the shares and receive dividends. During the restriction period, each certificate will be held in the custody of the Company and bear a legend giving notice of the restrictions in the grant.

     The Compensation Committee may grant awards of restricted units, which grant will set forth the terms of a restriction period in the same manner as those applicable to the grant of restricted stock. No shares of Common Stock will actually be issued to a participant at the time a restricted unit award is made. Instead, the Company will establish a separate account for the participant and will record in such account the number of restricted units awarded to the participant. The account of each participant will be credited with amounts equal to any dividends paid by ProAssurance with respect to the corresponding number of shares of Common Stock ("dividend equivalents"). Such dividend equivalents will be credited as additional restricted units. The participant will be entitled to receive, upon termination of the restricted period, one share of Common Stock for each restricted unit with respect to which the restrictions have lapsed (or, at the discretion of the Committee, cash in lieu thereof) plus any dividend equivalents with respect to such vested units.

     Unless otherwise determined by the Committee, the restrictions on restricted stock and restricted units will lapse in five equal annual installments, or if sooner, upon termination of employment by reason of death, disability or retirement.

     Other Stock-Based Awards. The Compensation Committee is authorized to grant other awards under the 2004 Plan that are denominated or payable in shares of ProAssurance's Common Stock. The Committee may determine the terms of such awards so long as they are consistent with the purposes and are subject to the terms of the 2004 Plan.

     Change of Control. Upon a change of control of the Company (as defined in the 2004 Plan), a participant's outstanding awards (other than performance shares) may be honored, assumed or replaced with alternative awards if the Compensation Committee determines that the honored, assumed or alternative awards (1) are based on publicly traded securities; (2) provide the participant substantially equivalent rights; (3) have substantially equivalent economic value; and (4) include terms and conditions that require restrictions on exercisability or transfer to lapse upon the participant's involuntary or constructive termination of employment after the change of control transaction is completed. If no alternative awards are offered to participants in the change of control transaction, all outstanding stock options and SARs will be cancelled in exchange for a cash payment in an amount equal to the difference between the value of a share of ProAssurance's Common Stock in the change of control transaction and the option price in the case of options or the base price in the case of SARs; and the restricted period on all outstanding restricted stock and restricted units will lapse and such shares and units will become nonforfeitable.

     In the case of performance shares, each participant will be deemed to have earned all outstanding performance shares based upon performance as of the end of the last complete fiscal year prior to the change of control transaction. Each performance share so earned will be cancelled in exchange for a cash payment in the amount of the price of a share of the Company's Common Stock in the change of control transaction.

     Amendment and Termination. The Board may terminate or suspend the 2004 Plan at any time, but such termination or suspension will not affect any awards then outstanding under the 2004 Plan. Unless terminated earlier by action of the Board, the 2004 Plan will continue in effect until December 31, 2013, but awards granted prior to such date will continue in effect until they expire in accordance with their terms. The Board may also amend the Plan as it deems advisable, provided that stockholder approval is required for any amendment that would result in a material change to the terms of the 2004 Plan that requires stockholder approval under the corporate governance listing standards of the New York Stock Exchange, or under Code Section 162(m), or under SEC Rule 16b-3. The Compensation Committee may amend the terms of any outstanding award, retroactively or prospectively, but no such amendment will adversely affect any such award without the participant's consent, and no amendment may increase compensation payable with respect to a performance share or reduce the exercise price of an outstanding option or the base price of an outstanding SAR (except as permitted for stock splits, stock dividends and other relevant changes affecting the Common Stock).

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the significant aspects of Federal income tax treatment of awards that may be granted under the 2004 Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     Performance Shares. A participant will not realize taxable income upon the grant of a performance share award. When the performance shares are earned and paid, the participant will realize ordinary income equal to the fair market value of the shares of Common Stock delivered (or the amount of cash paid in lieu of such shares). The Company will be entitled to a tax deduction at the same time and in the same amount.

     Incentive Stock Options. A participant will not realize taxable income upon the grant or exercise of an Incentive Stock Option. If a participant does not sell the stock received upon the exercise of an Incentive Stock Option for at least two years from the date of grant and within one year from the date of exercise, any gain (loss) realized from the sale of the shares will be long-term capital gain (loss). In such circumstances, no deduction will be allowed to the Company for Federal income tax purposes.

     If shares purchased on exercise of an Incentive Stock Option are disposed of before the expiration of the holding periods described above, the participant generally will realize ordinary income at that time equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the price paid for such shares. The Company will be entitled to a tax deduction at the same time and in the same amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss. Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

     Nonqualified Stock Options. A participant will not realize taxable income upon the grant of a nonqualified stock option under the 2004 Plan because the plan requires that the option price must be at least 100% of the fair market value of a share on date of grant. When a nonqualified stock option is exercised, the participant generally will realize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the price paid for the shares. The Company will be entitled to a tax deduction at the same time and in the same amount as taxable income is recognized by the participant. Any further gain or loss realized by the participant after the date of exercise will be either short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

     Stock Appreciation Rights. A participant will not realize taxable income upon the grant of a SAR under the 2004 Plan because the plan requires that the option price must be at least 100% of the fair market value of a share on date of grant. When a SAR is exercised, the participant will generally realize ordinary income in an amount equal to the amount of cash and the fair market value of any shares received. The Company will be entitled to a tax deduction at the same time and in the same amount. If the participant receives Common Stock upon exercise of a SAR, the post-exercise gain or loss will be treated as discussed above under Nonqualified Stock Options.

     Restricted Stock. A participant who receives restricted stock generally will realize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less any consideration paid for the stock. The Company will be entitled to a tax deduction at the same time and in the same amount. The holding period to determine whether the participant has long-term or short-term capital gain or loss on a subsequent sale will generally begin when the restriction period expires, and the participant's tax basis for such shares will generally equal the fair market value of such shares on such date.

     However, a participant may elect, under Section 83(b) of the Code, within 30 days of the grant of the stock, to realize ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. By reason of such an election, the participant's holding period will commence on the date of grant and the participant's tax basis will equal the fair market value of the shares on that date (determined without regard to restrictions). Likewise, the Company will be entitled to a tax deduction at the date of grant in an amount equal to the ordinary income realized by the participant. If shares are forfeited after making such an election, the participant will be entitled to a deduction, refund, or loss for tax purposes only in an amount equal to the purchase price of the forfeited shares.

     Restricted Units. A participant will not realize taxable income when restricted units or dividend equivalents are credited to the participant's account. The participant will realize ordinary income equal to the fair market value of the shares of Common Stock delivered (or the amount of cash paid in lieu of such shares) when the shares and/or cash are delivered or paid in accordance with the Plan. The Company will be entitled to a tax deduction at the same time and in the same amount.

     Other Stock Based Awards. A participant will recognize income upon the grant of Other Stock Based Awards in an amount equal to the fair value of the shares subject to, or made the basis of, the award. The Company will be entitled to a tax deduction at the same time and in the same amount.

     Section 162(m) Limitation. Section 162(m) of the Code prohibits the Company from deducting executive compensation in excess of $1,000,000 paid in any year to its CEO and to any of the other four highest compensated executive officers required to be named in the summary compensation table in its proxy statement. Executive compensation includes base salary, annual bonus, stock option exercises, transfers of property (e.g. restricted stock or other stock awards) and benefits paid under nonqualified plans. Section 162(m) exempts "performance based compensation" from the limitation on the deduction for executive compensation. To qualify for the Section 162(m) exemption, performance based compensation must meet the following requirements: (1) the compensation is paid solely because one or more pre-established, objective performance goals have been attained; (2) the performance goals are established by a compensation committee consisting of two or more outside directors; (3) prior to payment, the material terms for the payment of the performance based compensation, including the performance goals, must be disclosed to the stockholders and approved by a separate vote of the stockholders; and (4) prior to payment the compensation committee must certify that the performance goals have been met.

     The 2004 Plan has been designed to qualify the stock options and SARs as performance based compensation under Section 162(m) of the Code and to allow the Compensation Committee to issue performance shares in such manner as will qualify them as Section 162(m) performance based compensation. Restricted Stock, Restricted Units and Other Stock Based Awards granted under the 2004 Plan will not be considered performance based compensation under Section 162(m).

                    BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

OWNERS OF MORE THAN 5% OF OUR COMMON STOCK

                                                              AMOUNT & NATURE
                                                               OF BENEFICIAL    PERCENT
STOCKHOLDERS(1)                                                  OWNERSHIP      OF CLASS
---------------                                               ---------------   --------
T. Rowe Price Associates, Inc.(2)...........................     2,276,244        7.8%
100 East Pratt Street
Baltimore, Maryland 21202
Royce & Associates, Inc.(3).................................     1,583,479        5.5%
1414 Avenue of the Americas
New York, New York 10019

---------------

(1) A. Derrill Crowe, M.D., the President and Chief Executive Officer, is a beneficial owner of over five percent (5%) of the common stock. The stockholdership of Dr. Crowe is reflected in his capacity as an executive officer and a director in the table below.
(2) In a Schedule 13G filed with the SEC, T. Rowe Price Associates, Inc., an investment adviser, disclosed that as of December 31, 2001, it had sole voting power with respect to 671,800 shares of Common Stock and sole dispositive power with respect to 2,276,244 shares of Common Stock.
(3) In a Schedule 13G filed with the SEC, Royce & Associates, Inc., an investment adviser, disclosed that as of December 31, 2003, it had sole voting power and sole dispositive power with respect to 1,583,479 shares of Common Stock.

OWNERSHIP BY OUR DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of March 31, 2004, information regarding the ownership of Common Stock (i) by the executive officers named in the "Summary Compensation Table" under EXECUTIVE COMPENSATION ("Named Executive Officers"), (ii) by each of the Company's directors, and (iii) by all directors and officers of the Company as a group.

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL     PERCENT
STOCKHOLDERS                                                    OWNERSHIP(1)      OF CLASS
------------                                                  -----------------   --------
DIRECTORS
Victor T. Adamo, Esq., CPCU(2)(4)...........................        101,493         *
Lucian F. Bloodworth(4).....................................          1,729
Paul R. Butrus(2)...........................................        414,752        1.4
A. Derrill Crowe, M.D.(2)(3)................................      2,305,918        7.9
Robert E. Flowers, M.D.(4)..................................         25,288         *
John J. McMahon(4)..........................................          2,181         *
John P. North(4)............................................          2,589         *
Ann F. Putallaz(4)..........................................         10,455         *
William H. Woodhams, M.D.(4)................................         10,207         *
Wilfred W. Yeargan(4).......................................          5,269
OTHER NAMED EXECUTIVE OFFICERS
Howard H. Friedman..........................................         35,358         *
Lynn M. Kalinowski(2)(4)....................................          6,892         *
All Directors and Officers as a Group (14 Persons)(2)(4)....      2,995,451        10.2

---------------

 *  Less than 1%.
(1) Except as otherwise indicated, the persons named in the above table have sole voting power and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The information as to beneficial ownership of Common Stock has been furnished by the respective persons listed in the above table. Unless otherwise indicated, the information also includes the number of shares that may be acquired pursuant to unexercised options on or before May 30, 2004.
(2) Includes 393,953 shares that may be acquired by all officers and directors as a group upon exercise of stock options on or before May 30, 2004. Of this amount the named officers and directors hold options for the following number of shares: Mr. Adamo -- 37,500 shares; Mr. Butrus -- 181,328 shares;

    Dr. Crowe -- 109,341 shares; Mr. Friedman -- 25,000 shares and Mr. Kalinowski -- 5,000. Also includes 28,077 shares owned of record by all officers and directors as a group in the Company's Retirement Plan. Of this amount, the named officers and directors hold the following: 391 shares in the account of Mr. Adamo, 9,164 shares in the account of Mr. Butrus, and 11,742 shares in the account of Dr. Crowe.
(3) Includes 1,162,791 owned of record by Crowe Family Partners, Ltd., a Colorado limited partnership of which Dr. Crowe is the sole general partner, 1,224 shares owned of record by Dr. Crowe's wife, and 46,928 shares owned of record by four trusts which Dr. Crowe is named as a trustee that were created in 1998 for the benefit of the minor children of Dr. Crowe and his wife.
(4) Includes 7,872 shares subject to forfeiture by all officers and directors as a group under the Company's Stock Ownership Plan. Of this amount the named officers and directors hold the following: 611 shares in the account of Mr. Adamo, 443 shares in the account of Mr. Bloodworth, 786 shares in the account of Dr. Flowers, 824 shares in the account of Mr. Friedman, 443 shares in the account of Mr. McMahon, 786 in the account of Mr. North, 641 in the account of Ms. Putallaz, 786 shares in the account of Dr. Woodhams and 171 shares in the account of Dr. Yeargan.
(5) Includes 4,812 shares due to Dr. Yeargan under provisions of the Medical Assurance, Inc. Deferred Compensation Plan. These shares were awarded to Dr. Yeargan for service prior to becoming a director of ProAssurance.

                             EXECUTIVE COMPENSATION

     The executive compensation policy of ProAssurance is to offer competitive compensation in comparison to market practices to attract and retain individuals and to reward individuals based on performance. There are three components of executive compensation:

     - Base salary compensation

     - Annual incentive compensation

     - Long term incentive compensation.

     Historically, ProAssurance and its predecessor companies have established salaries at a level intended to reflect an executive's level of responsibilities in comparison to compensation survey data for other property/casualty insurance companies and publicly traded insurance groups of similar size and product lines. The annual and long term incentive compensation awards have been made to executives based on performance that the Committee believes will increase the value of ProAssurance. The Compensation Committee intends to follow these practices.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The officers of the Company, including the Chief Executive Officer, are compensated through a combination of salary and incentive compensation. The primary purposes of the Company's compensation program is to attract and retain qualified individuals and to motivate and reward individuals based on performance. Salary and annual incentive compensation are focused on both current and long-term performance. Options awarded under ProAssurance's Incentive Compensation Stock Plan are provided to reward senior executives for taking action that contributes to ProAssurance's long-term growth and success, and to link the interests of the senior executives to those of ProAssurance's stockholders. We believe that making portions of executive compensation subject to short-term and long-term corporate interests will provide an incentive for increasing stockholder value over the long term and will more closely align the interest of senior executives with those of stockholders.

     It is our goal to establish salaries that are competitive in comparison to market practices and reflect a senior executive's scope of responsibilities, level of experience, individual performance and contribution to the business. In establishing salaries, we review executive compensation survey data for property/casualty insurance companies and publicly traded insurance groups of similar size and product lines. We also consider, among other factors, job responsibilities and job performance, education, training and market opportunities.

     We award annual incentive compensation to the senior executives based upon our assessment of the Company's performance against:

     - certain established corporate goals under the organization's strategic plans,

     - the market performance of ProAssurance common stock as compared with an insurance industry benchmark index, and

     - the contribution made by each senior executive to the Company's current and future performance.

     We encourage stock ownership by senior executives. In prior years and in 2003, annual incentive awards have been paid partly in common stock as grants of stock under the Incentive Compensation Stock Plan. In addition, options to purchase shares of common stock were awarded under the Incentive Compensation Stock Plan.

     ProAssurance's executive officers are also eligible to participate in compensation and benefit programs generally available to other employees, such as the stock ownership plan, the pension and 401(k) plans, healthcare and supplemental life, and disability insurance programs.

     For 2003, the Company's chief executive officer was A. Derrill Crowe, M.D., Chairman and Chief Executive Officer. The Summary Compensation Table shows the amounts and type of compensation paid to Dr. Crowe for 2003. Dr. Crowe's base salary was determined using survey data of peer executives after giving consideration to the success of Dr. Crowe's leadership at the Company. For 2003, Dr. Crowe was awarded an annual incentive award as a result of the Committee's evaluation of Dr. Crowe's strategic leadership of the Company and the achievement of corporate goals under the organization's strategic plan. Evidence of Dr. Crowe's leadership can be found in: the Company's financial progress during 2003 including an increase in book value and revenues; excellent claims-paying-ability ratings; the successful convertible debenture offering; the successful tender offer for the minority shares in MEEMIC Holdings; and the continuing emergence of the Company as an industry leader. We also examined the performance of ProAssurance common stock, which was substantially better than the performance of the property and casualty insurance industry as a whole for 2003. The key judgment we made in determining Dr. Crowe's 2003 compensation was our assessment of his ability and dedication to enhancing the long-term value of ProAssurance for its stockholders by continuing to provide the leadership and vision that he has provided throughout his tenure at ProAssurance and its predecessor. For these reasons, we deem Dr. Crowe's compensation package to be appropriate.

     The Compensation Committee
     Robert E. Flowers, Chairman
     John J. McMahon, Jr.
     Wilfred W. Yeargan, Jr.
     March 10, 2004

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of ProAssurance served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of such committee, the entire board) of another entity, one of whose executive officers served on the compensation committee of ProAssurance. No executive officer of ProAssurance served as a director of another entity, one of whose executive officers served on the compensation committee of ProAssurance.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth a summary of the compensation paid or accrued by ProAssurance and its subsidiaries during each of the last three fiscal years with respect to (i) the Company's Chief Executive Officer, and (ii) the four most highly compensated persons considered to be executive officers or their equivalent. Because ProAssurance did not begin its business as the holding company for Medical Assurance and Professionals Group until June 27, 2001, the summary treats Medical Assurance and Professionals Group as subsidiaries of ProAssurance as if the consolidation occurred on January 1, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM COMPENSATION
                                                                          ------------------------------------------
                                         ANNUAL COMPENSATION                AWARDS
                               ----------------------------------------   ----------
                                                           OTHER ANNUAL   RESTRICTED                       PAYOUT
                                                           COMPENSATION     STOCK                        -----------
NAME AND PRINCIPAL POSITION    YEAR   SALARY    BONUS(1)       (2)        AWARDS(3)    OPTIONS/SARS(4)   LTIP PAYOUT
-----------------------------  ----   -------   --------   ------------   ----------   ---------------   -----------
                                        ($)       ($)          ($)           ($)             (#)             ($)
A. Derrill Crowe.............  2003   600,000   545,025        -0-            -0-           50,000           -0-
  Chairman and                 2002   550,000   277,205        -0-            -0-          100,000           -0-
  CEO of ProAssurance          2001   463,375   161,245        -0-            -0-              -0-           -0-

Victor T. Adamo..............  2003   468,000   259,922        -0-          6,000           37,500           -0-
  Vice Chairman and            2002   450,000   181,906        -0-          3,000           75,000           -0-
  President of ProAssurance    2001   418,000   169,844        -0-            -0-              -0-           -0-

Paul R. Butrus...............  2003   457,600   144,502        -0-            -0-           12,500           -0-
  President, Vice Chairman     2002   440,000    81,125        -0-            -0-           25,000           -0-
  of ProAssurance              2001   436,425    26,874        -0-            -0-              -0-           -0-

Howard H. Friedman...........  2003   360,000   178,020        -0-          6,000           25,000           -0-
  Secretary and Senior         2002   325,000   122,781        -0-          6,000           50,000           -0-
  Vice President --            2001   250,000    53,748        -0-          1,400              -0-           -0-
  ProAssurance

Lynn M. Kalinowski...........  2003   250,000   102,394        -0-            -0-           25,000           -0-
  President of MEEMIC          2002   200,000    72,888        -0-            -0-              -0-           -0-
                               2001   186,250    52,195        -0-            -0-              -0-           -0-


                                  ALL OTHER
NAME AND PRINCIPAL POSITION    COMPENSATION(5)
-----------------------------  ---------------
                                     ($)
A. Derrill Crowe.............       25,537
  Chairman and                      25,386
  CEO of ProAssurance               20,890

Victor T. Adamo..............       72,108
  Vice Chairman and                 22,878
  President of ProAssurance         29,038

Paul R. Butrus...............       25,537
  President, Vice Chairman          24,886
  of ProAssurance                  122,652

Howard H. Friedman...........       25,537
  Secretary and Senior              24,886
  Vice President --                 21.295
  ProAssurance

Lynn M. Kalinowski...........       36,086
  President of MEEMIC               30,020
                                    28,484

---------------

(1) The bonus compensation was paid in cash and ProAssurance common stock. The shares of common stock have been issued as stock awards under the ProAssurance Incentive Compensation Stock Plan and are valued at the closing price of a share on the New York Stock Exchange on the date of the award. The bonus compensation includes the following number of shares of Common Stock for the Named Executive Officers: Dr. Crowe -- 7,617 shares in 2003, 5,850 shares in 2002 and 4,464 shares in 2001; Mr. Adamo -- 3,535 shares in 2003, 3,835 shares in 2002 and 4,702 shares in 2001; Mr. Butrus 2,020 shares, 1,705 shares in 2002 and 744 shares in 2001; Mr. Friedman -- 2,488 shares in 2003, 2,585 shares in 2002 and 1,488 shares in 2001; and Mr. Kalinowski -- 1,431 shares in 2003. Mr. Kalinowski's bonus compensation for 2002 and 2001 was paid entirely in cash because he did not participate in ProAssurance's Incentive Compensation Stock Plan because MEEMIC was not a wholly-owned subsidiary.
(2) Excludes perquisites and other personal benefits, securities or property paid to a Named Executive Officer in an aggregate amount equal to the lesser of $50,000 or 10% of the annual salary and bonus of such executive.
(3) The shares acquired with grant proceeds under the Amended and Restated ProAssurance Corporation Stock Ownership Plan are treated as restricted stock awards in the Summary Compensation Table. The Stock Ownership Plan provides for employee contributions and matching grants from the Company that are used to purchase shares of the Company's common stock in the open market for the account of participating employees prior to vesting. Prior to December 1, 2002, the Company made loans rather than grants as matching contributions from the Company under the Stock Ownership Plan. The unvested shares acquired with the matching loans are also treated as restricted stock awards in the table. The amounts reflected in the table represent the loans and matching grants made to the Named Executive Officers under the plan. At December 31, 2003, ProAssurance had outstanding loans and unvested grants under the plan to Mr. Adamo in the approximate amount of $9,000 that have been used to purchase 439 shares having a value of $14,143 on that date and to Mr. Friedman in the approximate amount of $10,241 that have been used to purchase 1,560 shares having a value of $12,472 on that date. Loans are forgiven and shares purchased with grants are fully vested if a participant remains in the employ of the Company for three years (four years for loans made prior to January 1, 2002), or until his prior retirement, death or disability, or until a change of control of the Company. ProAssurance made no loans to its executive officers and directors under the plan after the effective date of the Sarbanes-Oxley Act of 2002 on July 30, 2002.

(4) The table reflects options granted under the Company's Incentive Compensation Stock Plan in the year the options were granted. The table does not reflect options for ProAssurance common stock that were substituted under the Consolidation Agreement for the outstanding options to purchase Medical Assurance common stock and Professionals Group common stock that were granted to their former employees prior to 2000.
(5) Other compensation includes (i) compensation paid to certain of the Named Executive Officers in 2001 for accrued and unused vacation in connection with the adoption of a new vacation policy adopted effective January 1, 2002, as follows: Mr. Butrus -- $35,621 in cash and 4,469 shares of ProAssurance common stock having a value of $66,141 and Mr. Morello -$10,863 in cash and 1,362 shares of ProAssurance common stock having a value of $20,158; (ii) matching contributions for purchases of common stock to Mr. Adamo under the Professionals Group Stock Purchase Plan of $4,000 for 2001;
    (iii) contributions under the Medical Assurance Pension Plan, a qualified defined contribution retirement plan, to each of Messrs. Crowe, Butrus, Morello and Friedman in the following amounts -- $25,537 for 2003, $24,886 for 2002, and $20,890 for 2001; (iv) contributions for the account of Mr. Adamo under the ProNational Insurance Company Stock Ownership Plan, a qualified profit sharing retirement plan, and the ProNational Insurance Company Employees' Savings and Retirement Plan, a Section 401(k) contributory retirement plan with discretionary matching contributions, in the following amounts: $22,878 for 2002 (includes contributions to the Medical Assurance Pension Plan for part of 2002), and $17,000 for 2001; (v) $8,038 paid to Mr. Adamo in 2001 because of an extra payroll period resulting from the integration of operations in the consolidation; (vi) $46,175 paid to Mr. Adamo in 2003 as reimbursement for moving expenses;
    (vii) contributions for the account of Mr. Kalinowski under the 401(k) Retirement Plan of MEEMIC Holdings: $34,516 for 2003, 30,020 for 2002, and $28,484 for 2001; and (viii) longevity shares issues for service as follows:
    50 shares in 2003 to Mr. Kalinowski, 25 shares in 2002 to Dr. Crowe, and 25 shares in 2001 to Mr. Friedman.

STOCK OPTION GRANTS IN 2003

                                                    % OF TOTAL
                                                     OPTIONS
                                      NUMBER OF     GRANTED TO                                       GRANT DATE
                                       OPTIONS     EMPLOYEES IN   EXERCISE PRICE                      PRESENT
NAME                                  GRANTED(1)   FISCAL YEAR     PER SHARE(1)    EXPIRATION DATE    VALUE(2)
----                                  ----------   ------------   --------------   ---------------   ----------
A. Derrill Crowe, M.D. .............    50,000          17%           $22.00         09/03/2013       $423,000
Victor T. Adamo.....................    37,500          12%           $22.00         09/03/2013       $317,250
Paul Butrus.........................    12,500           4%           $22.00         09/03/2013       $105,750
Howard H. Friedman..................    25,000           8%           $22.00         09/03/2013       $211,500
Lynn M. Kalinowski..................    25,000           8%           $22.00         09/03/2013       $211,500

---------------

(1) The options were granted on March 3, 2003, pursuant to the Incentive Compensation Stock Plan at an exercise price equal to $22.00, being the closing price of a share of Common Stock on the New York Stock Exchange on that date. The options vest in five equal annual installments commencing September 4, 2003.
(2) Based on the Black-Scholes Option Pricing Model adopted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend upon the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes Model. The assumptions used in calculating the Black-Scholes value of the options were expected volatility of .34, risk-free return to 3.1% and a dividend value of -0-, and six years before exercise.

OPTION EXERCISES AND OPTION VALUES FOR 2003

     The following table sets forth information with respect to exercisable and unexercisable options held by the Chief Executive Officer and other Named Executive Officers for the year ended December 31, 2003. For years prior to 2001, the options were granted to the Named Executive Officers (except Mr. Adamo) under the Medical Assurance Incentive Compensation Stock Plan and were converted into options to acquire ProAssurance common stock under the Consolidation Agreement. The Options exercised by Mr. Adamo were granted to him prior to 2001 under Professionals Group's 1996 Long Term Stock Incentive Plan and were converted into options to acquire ProAssurance common stock under the Consolidation Agreement.

                                                                    NUMBER OF
                                                                    SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED        IN-THE-MONEY
                                                                 OPTIONS/SARS AT       OPTIONS/SARS AT FISCAL
                                     SHARE         VALUE       FISCAL YEAR-END (#)          YEAR-END ($)
                                  ACQUIRED ON     REALIZED         EXERCISABLE/             EXERCISABLE/
NAME                              EXERCISE (#)      ($)          UNEXERCISABLE(1)         UNEXERCISABLE(1)
----                              ------------   ----------   ----------------------   ----------------------
A. Derrill Crowe................    109,175      $1,160,233      109,341/100,000        $816,777/$1,327,000
Victor T. Adamo.................    127,776       1,478,588        37,500/75,000        $  536,625/$995,250
Paul R. Butrus..................        -0-             -0-       181,238/25,000        $1,439,348/$331,750
Howard H. Friedman..............        -0-             -0-        25,000/50,000        $  357,750/$663,500
Lynn M. Kalinowski..............        -0-             -0-               5,000/        $   50,750/$203,000

---------------

(1) Based on the closing price of $32.15 as reported on the New York Stock Exchange on December 31, 2003.

     The following table sets forth certain information concerning stock options/SARs granted to the Named Executive Officers under the MEEMIC Holdings, Inc. Stock Compensation Plan.

                                                                    NUMBER OF
                                                                    SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED        IN-THE-MONEY
                                                                 OPTIONS/SARS AT       OPTIONS/SARS AT FISCAL
                                     SHARES        VALUE       FISCAL YEAR-END (#)          YEAR-END ($)
                                  ACQUIRED ON     REALIZED         EXERCISABLE/             EXERCISABLE/
NAME                              EXERCISE (#)      ($)          UNEXERCISABLE(1)         UNEXERCISABLE(1)
----                              ------------   ----------   ----------------------   ----------------------
Lynn M. Kalinowski..............     20,000      $  380,000                  -0-                        -0-

---------------

(1) Mr. Kalinowski surrendered 20,000 options at $29.00 per share pursuant to the merger of MEEMIC Holdings, Inc. on January 29, 2003.

STOCK PURCHASE PLAN

     The ProAssurance Corporation Stock Ownership Plan (the "Stock Purchase Plan") is an open market stock purchase plan that allows employees or directors of ProAssurance and its wholly-owned subsidiaries who have completed six months or more of service to contribute funds through periodic payroll deductions, or through a single lump sum deposit, to be used to purchase shares of the Company's common stock in ordinary brokerage transactions in the open market. Under the terms of the Stock Purchase Plan, the Company contributes an amount equal to 100% of the first $2,000 contributed by a participating employee during a calendar year and 50% of the next $8,000 contributed by a participating employee in such calendar year. The proceeds from the Company contributions are also used to purchase shares of the Company's common stock in the open market. The shares so purchased are held for the account of each participant, but do not vest until the first to occur of the following: (i) the participant remains in the employ of ProAssurance or a subsidiary for three years; (ii) the participant terminates such employment by reason of his or her disability, death or retirement; or (iii) a "change of control" of ProAssurance. All unvested shares are forfeited when the participant terminates his or her employment.

     Prior to December 1, 2002, the Company made loans to contributing employees instead of grants. The employee contributions and the and loan proceeds were used to purchase ProAssurance common stock in the open market for the account of the employees participating in the Stock Purchase Plan. The shares purchased and any dividends paid thereon are pledged as security for the loans to the participating employees who are entitled to vote the shares. Each loan is forgiven and the shares purchased with the deposits and loan proceeds are released if the employee remains employed with ProAssurance for the requisite period. ProAssurance ceased making loans to its executive officers and directors under the Stock Purchase Plan on the effective date of the Sarbanes-Oxley Act of 2002, July 30, 2002.

BUSINESS OWNED LIFE INSURANCE

     During the second quarter of 2003, the Company acquired business owned life insurance contracts on certain of its key employees, including all of the Named Executive Officers. The primary purpose of the program is to offset future employee benefit expenses through earnings on the cash value of the policies. In addition, as a part of the program, the Company will pay to each insured employee's beneficiary $50,000 from the proceeds received upon the death of such employee.

EMPLOYMENT AGREEMENTS

     Dr. Crowe currently has an employment agreement with Medical Assurance which will expire on December 31, 2004. The employment agreement provides for an annual salary to be established by the Board of Directors each year. Medical Assurance may terminate the employment agreement only for "good cause," as defined in the employment agreement. If Medical Assurance terminates Dr. Crowe's employment agreement other than for "good cause," Medical Assurance is obligated to pay to Dr. Crowe monthly payments each equal to one-twelfth of Dr. Crowe's salary for the remainder of the term of his employment agreement. If the Board of Directors selects someone other than Dr. Crowe as Chief Executive Officer of Medical Assurance or substantially changes Dr. Crowe's duties without his consent or agreement, except for "good cause," Medical Assurance is obligated to pay to Dr. Crowe eight monthly payments each equal to one-twelfth of Dr. Crowe's salary. The employment agreement automatically renews for three years unless the Board or Dr. Crowe elects not to renew the employment agreement.

SEVERANCE AGREEMENTS

     ProAssurance has entered into a Release and Severance Compensation Agreement ("Severance Agreement") with the Named Executive Officers (other than Dr. Crowe and Mr. Butrus) and several other key executives of ProAssurance and its subsidiaries. The Severance Agreement provides the executive severance compensation in the event that the executive is terminated without cause, or voluntarily resigns for "good reason." The severance compensation includes an amount equal to the executive's annual base salary; an amount equal to the executive's average annual incentive award (generally calculated as the average of the prior three years); continuation of health care benefits for 12 months; and outplacement services. The executive may assert good reason in certain enumerated circumstances including demotion, relocation, a reduction in base salary, or the failure of any successor of ProAssurance to assume the Severance Agreement.

     The terms of the Severance Agreement with Victor T. Adamo are similar in format, but more expansive than those described above. His severance benefits are established at two times base salary and average bonus, and include health care benefits for 18 months. Mr. Adamo may voluntarily and unilaterally terminate his employment and receive severance benefits until the later of June 27, 2005 or two years after a successor to Dr. Crowe is selected.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, our equity securities with the SEC ("Section 16 Reports"). Such directors, executive officers and 10% stockholders are also required to furnish us with copies of all Section 16 Reports they file. Purchases and sales of our equity securities by such person are published on our website at HTTP://WWW.PROASSURANCE.COM.

     Based on a review of the copies of such Section 16 Reports we received, and on written representations from our reporting persons, we believe that all
Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were complied with during fiscal 2003, except that Lynn N. Kalinowski was late in filing the required report relating to 25 shares of Common Stock which were awarded to Mr. Kalinowski for his longevity of service to the Company under the ProAssurance Corporation Incentive Compensation Stock Plan.

RELATED TRANSACTIONS

     On January 29, 2003, MEEMIC Holdings completed the purchase of the shares of its common stock held by its minority shareholders at a price of $29.00 per share by means of a cash tender offer followed by a cash merger. ProAssurance beneficially owned 84% of the outstanding stock of MEEMIC Holdings through its subsidiary ProNational Insurance Company immediately preceding the completion of the transaction. The transaction was approved by a committee of independent directors of MEEMIC Holdings not affiliated with ProAssurance and was subject to the satisfaction of several conditions, including, without limitation, approval by the stockholders other than ProAssurance and its affiliates, receipt of a fairness opinion from an independent financial advisor, receipt of regulatory approvals, and no indication from the rating agencies that the transaction will result in a current reduction of the current ratings of MEEMIC Insurance Company.

     The merger agreement required MEEMIC Holdings to make a cash tender offer for all of its shares not held by ProNational at a price of $29.00. Upon completion of the tender offer, the merger agreement provided that MEEMIC Holdings would be merged into a wholly owned subsidiary of ProNational and continue as a wholly owned subsidiary of ProNational; shares of its common stock held by persons other than ProNational and not surrendered in the tender offer would be converted into cash at the rate of $29.00 per share; and each holder of an outstanding option to acquire MEEMIC Holdings common stock would be entitled to receive in settlement of such option cash in an amount equal to the difference between $29.00 and the exercise price per share. In accordance with the terms of the tender offer and the merger, Mr. Adamo, a director and Vice Chairman and President of ProAssurance, surrendered 18,188 shares of MEEMIC Holdings common stock for $527,452 and Ms. Putallaz, a director of ProAssurance, surrendered 500 shares for $14,500. Additionally, Lynn Kalinowski, President and a director of MEEMIC Holdings, surrendered 9,660 shares and 20,000 options for a total of $660,140. Shares of MEEMIC Holdings common stock were publicly traded in the NASDAQ national market (NASDAQ Symbol: MEMH) prior to completion of the transaction and were delisted upon its completion.

STOCK PERFORMANCE GRAPH

     The following graphs are included to assess the performance of management by comparing the market value of ProAssurance Common Stock with other public companies and public companies in the insurance industry. Upon consummation of the consolidation on June 27, 2001, each outstanding share of Medical Assurance common stock was converted into a share of ProAssurance common stock; the Medical Assurance common stock was delisted on the New York Stock Exchange; and the ProAssurance common stock began trading on the New York Stock Exchange on the next business day. The consolidation of Medical Assurance into ProAssurance was treated as a corporate reorganization similar to a pooling of interests for accounting purposes and was treated as a corporate name change from Medical Assurance to ProAssurance for listing purposes on the New York Stock Exchange. Accordingly the Stock Performance Graph tracks the market value of a share of Medical Assurance common stock for periods prior to June 27, 2001.

     The graph sets forth the cumulative total stockholder return (assuming reinvestment of dividends) to stockholders during the five years ended December 31, 2003, as well as an overall stock market index (Russell 2000) and a peer group index (SNL Property & Casualty) for the five years ended December 31, 2003.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
    AMONG PROASSURANCE CORPORATION, THE RUSSELL 2000 INDEX AND A PEER GROUP

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------
                        12/98     12/99     12/00     12/01     12/02     12/03
--------------------------------------------------------------------------------
 ProAssurance
  Corporation          100.00     64.08     53.00     55.83     66.69    102.10
 Russell 2000          100.00    121.26    117.59    120.52     95.83    141.11
 Peer Group            100.00     71.43    112.50    109.07    101.29    127.83

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is comprised of three independent directors, and operates pursuant to a written Charter that was amended and restated in December 2003, which amended and restated Charter is available on our website at HTTP://WWW.PROASSURANCE.COM. The primary purposes of our Audit Committee are to
(A) represent and assist the Board of Directors in discharging its oversight responsibility relating to (i) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements; (ii) the surveillance of administration and financial controls and the Company's compliance with legal and regulatory compliance; (iii) the outside auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and the Company's outside auditor; and (B) prepare the report required by the rules of the SEC to be include in the Company's annual proxy statement. During 2003, the Audit Committee held 10 meetings. In conjunction with some of these meetings, the Audit Committee met in executive sessions, held private sessions with the independent auditors and met in private sessions with the Director of Internal Audit. Our Board of Directors, in its business judgment, has determined that each member of the Audit Committee is "independent" within the meaning of the rules of both the NYSE and the SEC, and that each member is financially literate as such qualification is defined under the rules of the NYSE.

     The management of ProAssurance is responsible for the preparation, presentation and integrity of ProAssurance's financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of ProAssurance's financial statements in accordance with generally acceptable auditing standards and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee is directly responsible in its capacity as a committee of the Board for the appointment, compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee.

     In performing its oversight role, the Committee has considered and discussed the audited financial statements with management, and with Ernst & Young LLP, ProAssurance's independent auditors. The Committee also has discussed with the independent auditors, the matters required to be discussed by Statement on Accounting Standards ("SAS") No. 61, Communications with Audit Committees, as currently in effect. SAS No. 61, as amended, requires the independent auditors to provide ProAssurance with additional information regarding the scope and results of their audit of ProAssurance's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards,
(ii) significant accounting policies, including a discussion of their quality, not just their acceptability, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

     The Committee has received from Ernst & Young LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, with respect to any relationships between Ernst & Young LLP and ProAssurance that in their professional judgment may reasonably be thought to bear on independence. Ernst & Young LLP has discussed its independence with the Committee, and has confirmed in such letter that, in its professional judgment, it is independent of ProAssurance within the meaning of the federal securities laws. All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof. The Committee approved the non-audit services rendered by ProAssurance's independent auditors during ProAssurance's most recent fiscal year as required by Section 10A(i) of the Securities Exchange Act of 1934 and Rule 2.01(c)(7) of Regulation S-X and considered whether the approved non-audit services are compatible with maintaining the independence of such auditors.

     Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

     During 2003, the Audit Committee performed all of its duties and responsibilities required under applicable federal laws and regulations and the then applicable Audit Committee Charter. Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Audit Committee recommended to the Board of

Directors that the audited financial statements of ProAssurance for 2003 be included in its Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

     Audit Committee
     John P. North, Jr., Chairman
     Lucian F. Bloodworth
     Ann F. Putallaz
     March 10, 2004

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP was engaged as independent public accountants of the Company for 2003. Representatives from Ernst & Young, LLP will be present at the annual meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. The Audit Committee has selected Ernst & Young LLP as ProAssurance's independent public accountants for 2004.

FEES FOR 2003 AND 2002

     The table below sets forth the aggregate fees paid by ProAssurance for audit, audit-related, tax and other services provided by Ernst & Young LLP to the Company during each of the last two years. Certain amounts for 2002 have been reclassified to conform to the new 2003 presentation.

                                                                 2003         2002
                                                              ----------   ----------
Audit fees..................................................  $  889,608   $  985,950
Audit-related fees..........................................      78,112       56,780
Tax fees....................................................     258,898      342,302
All other fees..............................................           0       60,137
                                                              ----------   ----------
Total.......................................................  $1,226,618   $1,445,169

     Audit services for 2003 and 2002 included the audit of the Company's annual financial statements and review of the Company's quarterly reports on Form 10Q. Audit services for 2003 also included statutory audits of certain subsidiaries and services that were provided in connection with consents related to SEC registration statements and accounting assistance and comfort letters in connection with the offering of the convertible debentures. In 2002, audit services included accounting assistance and comfort letters for the follow on offering of common stock; consents for other SEC registration statements; and assistance with the MEEMIC tender offer and merger.

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. In 2003 and 2002 these services included audits of employee benefit plans. In 2003 those services also included advice and consultations in connection with the implementation of Section 404 of the Sarbanes-Oxley Act.

     Tax services in 2003 and 2002 consisted of assistance in compliance with and consultations with respect to, federal, state, and local tax requirements. In 2003 tax services also related to issuance of the Company's convertible debentures including the issuance of a tax opinion to the initial purchasers. In 2002 tax services also included services related to the consolidation.

     All other services for 2002 related to assistance in a cash management project.

     All fees paid to Ernst & Young LLP in 2003 which required the pre-approval of the Audit Committee were approved in accordance with the Company's pre-approval policies and procedures described below.

PRE-APPROVAL POLICIES AND PROCEDURES

     Audit and Non-Audit Services Pre-Approval Policy. Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor's independence from the Company. To implement these provisions of the Act, the SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client and governing the Audit Committee's administration of the engagement of the independent auditor. The Audit Committee of ProAssurance Corporation (the "Company") has adopted this Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the Company's independent auditor may be pre-approved.

     For pre-approval, the Audit Committee will consider whether services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is able to provide effective and efficient service, for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors, and whether the services will enhance the Company's ability to manage or control risk or improve audit quality. The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee will determine from time to time eligible services that may be provided to the Company by the independent auditors in accordance with the requirements and guidance of the SEC and the New York Stock Exchange or other exchanges or market systems in which the Company's stock is traded. The Audit Committee will also determine whether such services fit in the categories of Audit Services, Audit Related Services, Tax Services and other Permitted Non-Audit Services as described below and as the description of such services may be modified under subsequent guidance and interpretation of the regulatory and self-regulatory organizations applicable to the Company, including without limitation, the SEC and the NYSE. The independent auditor may not provide any non-audit services that are prohibited under the provisions of Section 10A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management. The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor's independence.

     Audit Services. Audit services in the annual audit engagement shall include the annual financial statement audit (including required quarterly reviews), subsidiary audits, equity investment audits and other procedures required to be performed by the independent auditor in order for the independent auditor to form an opinion on the Company's consolidated financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control and consultations relating to the annual audit or quarterly review. Audit services will also include an attestation engagement for the independent auditor's report on management's report on internal controls for financial reporting. In addition to the audit services included in the annual audit engagement, the Audit Committee may approve other Audit services. Other Audit services are those services that only the independent auditor can reasonably provide and include statutory audits or financial audits for subsidiaries or affiliates of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with a securities offering.

     Audit-Related Services. Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC rules on auditor independence, the Audit Committee may grant pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations relating to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rule-making authorities; financial audits of employee benefit plans; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

     Tax Services. The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant pre-approval to those Tax services (i) that have historically been provided by the independent auditor, (ii) the Audit Committee believes would not impair the independence of the auditor, and (iii) that are consistent with SEC rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Chief Accounting Officer or outside counsel to determine that tax planning and reporting positions are consistent with this policy.

     Other Non-Audit Services. The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that certain types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant pre-approval for those permissible non-audit services that it believes are routine and recurring services, would not impair the independence of the auditor, and are consistent with the SEC's rules on auditor independence. The Audit Committee may not pre-approve any of SEC's Prohibited Non-audit services.

  PRE-APPROVAL PROCEDURES

     Annual Audit Engagement. The Audit Committee shall appoint the independent auditor of the Company and pre-approve the services to be provided in connection with the preparation or issuance of the annual audit report or related work. The annual audit services shall be set forth in an engagement letter prepared by the independent auditor which shall be submitted to the Audit Committee for approval before the services are to be provided. The engagement letter shall provide that the independent auditor shall report directly to the Audit Committee. Any audit services within the scope of the engagement letter shall be deemed to have been pre-approved by the Audit Committee.

     Pre-Approval of Other Audit and Non-Audit Services. Other Audit services, Audit-related services, Tax services, and Other Non-Audit services may be pre-approved by the Audit Committee in accordance with the following procedure either (i) on a specific case-by-case basis as services are needed or (ii) on a pre-approval basis for services that are expected to be needed. The Audit Committee of the Company may delegate to one or more designated members of the Audit Committee, who are independent directors of the Board of Directors, the authority to grant pre-approval of these services to be performed by the independent auditors. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     Requests for pre-approval of eligible services by the independent auditor may be submitted from time to time by management to the Audit Committee or the member or members of the Audit Committee to whom pre-approval authority has been delegated. The request for approval shall be sufficiently detailed as to the particular services to be provided so that the Audit Committee knows precisely what services it is being asked to pre-approve and so that it can make a well reasoned assessment of the impact of the service on the auditor's independence. Budgeted amounts or fee levels for services to be provided by the independent auditor must be submitted with the request for pre-approval. Requests for pre-approval of services by the independent auditor must include a joint statement of the independent auditor and the Chief Accounting Officer as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee will be informed not less frequently than quarterly of the services rendered by the independent auditor. The Chief Accounting Officer will be responsible for tracking all independent auditors' fees against the budget for such services and report at least quarterly to the Audit Committee.

     The Audit Committee has designated the internal auditor to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The internal auditor will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the internal auditor and management will immediately report to the Chairman of the Audit Committee any breach of this policy that comes to the attention of the internal auditor or any member of management. The Audit Committee will also review the internal auditor's annual internal audit plan to determine that the plan provides for monitoring of the independent auditor's services.

POLICIES ON REPORTING OF CONCERNS REGARDING ACCOUNTING AND OTHER MATTERS AND ON COMMUNICATING WITH DIRECTORS

     We have adopted policies on reporting of concerns regarding accounting and other matters and on communicating with our Directors. Any person, whether or not an employee, who has a concern about the conduct of ProAssurance or any of our people, including with respect to our accounting, internal accounting controls or auditing issues, may, in a confidential or anonymous manner, communicate that concern to the members of the Audit Committee by using any of the methods described in the Corporate Governance section on our website at HTTP://WWW.PROASSURANCE.COM. Any interested party, whether or not an employee, who wishes to communicate directly with our non-management directors, or with our Directors as a group, may contact them by following the methods described in the Corporate Governance section on our website at http://www.proassurance.com. All such communications will be forwarded to the Company's Internal Auditor, who will distribute such communications to all of the members of the Board or to the non-management directors, as applicable.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     ProAssurance has no present knowledge of any other matters to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                           PROPOSALS OF STOCKHOLDERS

STOCKHOLDER NOMINATIONS FOR DIRECTORS

     ProAssurance's Bylaws require that a stockholder who desires to nominate directors at an annual meeting of stockholders must give ProAssurance written notice of such stockholder's intent not later than December 1 in the year preceding the annual meeting or such other date as may be established by the Board for a particular annual meeting by written notice to the stockholders. The stockholder's notice must set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;
(b) a representation that the stockholder is a holder of record at the time of such notice and intends to be a holder of record on the record date for such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the Board solicited proxies for the election of such nominee at the meeting; and (e) the consent of each nominee to serve as a Director of the Company if so elected.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Stockholders who, in accordance with the SEC's Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2005 Annual Meeting must submit their proposals to our Secretary on or before December 15, 2004, in order for the proposal to be considered for inclusion in the Proxy Statement for the 2005 Annual Meeting of Stockholders. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

     ProAssurance's Bylaws require any stockholder who desires to propose any business at the annual meeting of stockholders (other than the election of directors) to give ProAssurance written notice not later than December 1 in the year preceding the annual meeting at which the proposal is to be considered or such other date as may be established by the Board for a particular annual meeting by written notice to the stockholders. The stockholder's notice must set forth (a) a brief description of the business desired to be brought before the meeting and the reasons for considering such matter or matters at the meeting;
(b) the name and address of the stockholder who intends to propose such matter or matters; (c) a representation that the stockholder has been a holder of record of stock of the Company entitled to vote at such meeting for a period of one year and intends to hold such shares through the date of the meeting and appear in person or by proxy at such meeting to propose such matter or matters; and (d) any material interest of the stockholder in such matter or matters; and
(e) a description of all understandings or relationships between the stockholder and any other person(s) (naming such persons) with respect to the capital stock of ProAssurance as to the matter specified in the notice. The proposal and any accompanying statement may not exceed 500 words. Stockholders are not permitted to submit proposals for consideration at special meetings.

                                 OTHER MATTERS

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

     In accordance with a notice sent to certain street name stockholders of Common Stock who share a single address, only one copy of this Proxy Statement and our 2003 Annual Report is being sent to that address unless we received contrary instructions from any stockholder at that address. This practice, known as "householding", is designated to reduce our printing and postage costs. However, if any stockholder residing as such an address wishes to receive a separate copy of this Proxy Statement or our 2003 Annual Report, he or she may contact Frank O'Neil, Senior Vice President, ProAssurance Corporation, either by mail at P.O. Box 590009, Birmingham, Alabama 35259-0009, or by telephone at
(205) 877-4400 or (800) 282-6242, and we will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact Mellon Shareholder Services at 1-800-851-4218, if he or she would like to receive separate proxy statements and annual reports in the future. If you are receiving multiple copies of our annual report and proxy statement, you may request householding in the future by contacting Mellon Shareholder Services at 1-800-851-4218.

INCORPORATION BY REFERENCE

     To the extent that this Proxy Statement is incorporated by reference into any other filing by ProAssurance under the U.S. Securities Act of 1933 or the U.S. Securities Exchange Act of 1934, the sections of this Proxy Statement entitled "Report of the Compensation Committee", "Report of the Audit Committee" (to the extent permitted by the rules of the SEC) and "Stock Price Performance", as well as the exhibits to this Proxy Statement, will not be deemed incorporated, unless specifically provided otherwise in such filing.

                    VOTING VIA THE INTERNET OR BY TELEPHONE

     Provision has been made for you to vote your shares of Common Stock via the Internet or by telephone. You may also vote your shares by mail. Please see the proxy card or voting instruction form accompanying this Proxy Statement for specific instructions on how to cast your vote by any of these methods.

     Votes submitted via the Internet or by telephone must be received by 11:59 p.m., Eastern time, on May 18, 2004. Submitting your vote via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

     The Internet and telephone voting procedures are designated to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. We have been advised that the Internet and telephone voting procedures that have been made available to you are consistent with the requirements of applicable law. Stockholders voting via the Internet and by telephone should understand that there may be costs associated with voting in these manners, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

                                                                       EXHIBIT A

            POLICY REGARDING DETERMINATION OF DIRECTOR INDEPENDENCE

     The New York Stock Exchange ("NYSE") Rules require that a majority of the Directors on the Board of Directors be independent Directors. In order for a Director to be considered independent, the Board of Directors must affirmatively determine that the Director and his or her immediate family has no material relationship with the Company. In accordance with the provisions of the NYSE Rules, the Board of Directors has adopted certain standards, which if satisfied by a Director, establish a presumption that such Director is independent. If a Director fails to satisfy the specified criteria, the Board of Directors can still make a determination that the director is independent, provided that the basis for such determination is specifically disclosed and the Director does not have a relationship which is otherwise prohibited under the NYSE Rules.

     In accordance with this policy, a Director will be presumed to be independent if he or she satisfies the following criteria:

     - During the immediately preceding three (3) years*, such Director has not been employed by ProAssurance; has no immediate family members who were employed by ProAssurance as an officer; has not been employed by or affiliated with ProAssurance's independent auditors; and has no immediate family members who were employed by ProAssurance's independent auditor as a partner, principal or manager.

     - If such director has served as an executive officer, director or trustee of a foundation, university or other non-profit entity during the last three (3) years*, the total annual donations by ProAssurance to such entity constitute less than one percent (1%) of that organization's total annual receipts during any fiscal year ending in such period (any matching of employee charitable contributions will not be included in the amount of ProAssurance's contributions for this purpose).

     - If such Director has served as an executive officer, partner or controlling shareholder of another company that has done business with ProAssurance during the past three (3) years*, the sales to, or purchases from, ProAssurance were less than one percent (1%) of the annual revenues of such company during any fiscal year ending in such period.

     - If such Director has served as an executive officer, partner or controlling shareholder of another company that was indebted to ProAssurance, or to which ProAssurance was indebted during the past three
       (3) years*, the total amount of either company's indebtedness to the other is less than one percent (1%) of the total consolidated assets of such company during any fiscal year ending in such period.

     - During the last three (3) years*, such Director has not received any compensation, consulting, advisory or other fees from ProAssurance, other than director compensation and expense reimbursement.

     - Such Director is not employed by any company where the chief executive officer or other executive officer of ProAssurance serves on the board of directors of such company.

     - Such Director has no immediate family members that are employed by any company where the chief executive officer or other executive officer of ProAssurance serves on the board of directors of such company.

     "PROASSURANCE" refers to ProAssurance Corporation and any direct or indirect subsidiary of ProAssurance Corporation. Professionals Group and its subsidiaries are considered subsidiaries of ProAssurance before and after June 21, 2001.

     "PAST THREE YEARS" refers to calendar years 2001, 2002 and 2003*.

     "IMMEDIATE FAMILY MEMBER" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home.

     *Prior to November 4, 2004, the term "past three years" is modified to refer only to periods after November 4, 2002.

                                                                       EXHIBIT B

                            PROASSURANCE CORPORATION

                            AUDIT COMMITTEE CHARTER

     1. MEMBERS. The Board of Directors shall appoint an Audit Committee of at least three members in accordance with the By-Laws. Each member of the Audit Committee must be independent and financially literate and at least one member must have accounting or related financial management expertise, as determined by the Board. In addition, at least one member of the Audit Committee shall be an "audit committee financial expert," as determined by the Board in accordance with Securities and Exchange Commission ("SEC") rules. For purposes hereof, the term "independent" shall mean a director that the Board determines meets the independence requirements for Audit Committee members under Section 10A of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder and under the listing standards of the New York Stock Exchange, Inc.

     2. PURPOSES, DUTIES, AND RESPONSIBILITIES. The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of its activities to the Board of Directors. In discharging its responsibilities and oversight function, the Audit Committee recognizes that:

     - Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company; and

     - The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

     The purposes of the Audit Committee shall be to:

     - represent and assist the Board of Directors in discharging its oversight responsibility relating to: (i) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements; (ii) the surveillance of administration and financial controls and the Company's compliance with legal and regulatory requirements; (iii) the outside auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and the Company's outside auditor; and

     - prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

     Among its specific duties and responsibilities, the Audit Committee shall:

          (i) Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the work of the outside auditor. In this regard, the Audit Committee shall appoint and retain, compensate, evaluate, and terminate, when appropriate, the outside auditor, which shall report directly to the Audit Committee;

          (ii) Obtain and review, at least annually, a report by the outside auditor describing: the outside auditor's internal quality-control procedures; and any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditing firm, and any steps taken to deal with any such issues;

          (iii) Approve in advance the engagement for the audit and designated audit-related services to be provided by the outside auditor in connection with the preparation and issuance of its annual audit report and related work. (By approving the audit engagement, an audit service or a designated audit-related service within the scope of the engagement shall be deemed to have been pre-approved);

          (iv) Establish policies and procedures for pre-approval of the engagement of the outside auditor to provide audit and permissible non-audit services;

          (v) Consider, at least annually, the independence of the outside auditor, including whether the outside auditor's performance of permissible non-audit services is compatible with the auditor's independence, and obtain and review a report by the outside auditor describing any relationships between the outside auditor and the Company or any other relationships that may adversely affect the independence of the auditor;

          (vi) Review and discuss with the outside auditor: (A) the scope of the audit, the results of the annual audit examination by the auditor, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditor's activities or on access to requested information, and any significant disagreements with management; and (B) any reports of the outside auditor with respect to interim periods;

          (vii) Review and discuss with management and the outside auditor the annual audited and quarterly financial statements of the Company, including: (A) an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (B) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including accounting policies that may be regarded as critical; and (C) major issues regarding the Company's accounting principles and financial statement presentations, including any significant change in the Company's selection or application of accounting principles and financial statement presentations; and receive reports and material communications from the outside auditor as required by SEC rules;

          (viii) Recommend to the Board based on the review and discussion described in paragraphs (v) - (vii) above, whether the financial statements should be included in the Annual Report on Form 10-K;

          (ix) Review and discuss the adequacy and effectiveness of the Company's internal controls on financial reporting, including any significant deficiencies in internal controls on financial reporting and significant changes in such controls reported to the Audit Committee by the outside auditor or management;

          (x) Review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon;

          (xi) Review and discuss with the principal internal auditor of the Company the scope and results of the internal audit program;

          (xii) Review and discuss corporate policies with respect to earnings press releases, as well as financial information and earning guidance provided to analysts and ratings agencies;

          (xiii) Review and discuss the Company's policies with respect to risk assessment and risk management;

          (xiv) Oversee the Company's compliance systems with respect to legal and regulatory requirements and review the Company's code of conduct and programs to monitor compliance with the code to the extent that this oversight activity is not performed by the Nominating and Corporate Governance Committee;

          (xv) Establish procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters;

          (xvi) Establish policies for the hiring of employees and former employees of the outside auditor; and

          (xvii) Annually evaluate the performance of the Audit Committee and assess the adequacy of the Audit Committee charter.

     3. OUTSIDE ADVISORS. The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist it in the performance of its functions.

     4. FUNDING. The Audit Committee shall receive appropriate funding from the Company for (i) compensation to the outside auditor for the preparation and issuance of the audit report and for the performance of other audit review or attest services; (ii) compensation for advisers engaged pursuant to Section 3 hereof; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

     5. MEETINGS. The Audit Committee shall meet at least four times per year, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee shall meet separately in executive session, periodically, with each of management, the principal internal auditor of the Company, the outside auditor, and when requested by the Audit Committee, the Company's outside general counsel. The Audit Committee shall report regularly to the full Board of Directors with respect to its activities. The majority of the members of the Audit Committee shall constitute a quorum.

     APPROVED by the Audit Committee and recommended to the Board for adoption on November 12, 2003.

     APPROVED and adopted by the Board of Directors on December 3, 2003.

                                                                       EXHIBIT C

                            PROASSURANCE CORPORATION

                           2004 EQUITY INCENTIVE PLAN

     1. PURPOSE. The purpose of the ProAssurance Corporation 2004 Equity Incentive Plan is to further the long-term growth in profitability of ProAssurance Corporation (the "Company") by offering proprietary interests in the Company to those key officers, employees, consultants and directors who will be largely responsible for such growth, and to enhance the Company's ability to retain such persons through long-term incentive compensation in the form of proprietary interests in the Company.

     2. DEFINITIONS

     "Award" shall mean any grant or award under the Plan.

     "Award Period" shall mean the period of one or more calendar years fixed by the Committee with respect to all Performance Share Awards with the same Date of Grant (but no more than five years) commencing with each Date of Grant, except that the Award Period for a recently hired employee may be for such lesser period as determined by the Committee.

     "Board" shall mean the Board of Directors of the Company.

     "Cause" shall mean (i) the Participant has been convicted in a federal or state court of a crime classified as a felony; (ii) action or inaction by the Participant (A) that constitutes embezzlement, theft, misappropriation or conversion of assets of the Company or a Subsidiary which, alone or together with related actions or inactions, involve assets of more than a de minimis amount, or that constitutes fraud, gross malfeasance of duty, or grossly inappropriate conduct; and (B) such action or inaction has adversely affected or is likely to adversely affect the business of the Company or a Subsidiary or has resulted or is intended to result in direct or indirect gain or personal enrichment of the Participant to the detriment of the Company and its Subsidiaries; or (iii) the Participant has been grossly inattentive to, or in a grossly negligent manner failed to competently perform, Participant's job duties.

     "Change in Control" shall mean the occurrence of any of the following events: (i) the consummation of any consolidation, merger or similar transaction or purchase of securities of the Company pursuant to which (x) the members of the Board immediately prior to such transaction do not, immediately after the transaction, constitute a majority of the Board of Directors of the surviving entity or (y) the stockholders of the Company immediately preceding the transaction do not, immediately after the transaction, own at least 50.1% of the combined voting power of the outstanding securities of the surviving entity,
(ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company and its Subsidiaries, such that the Company and its Subsidiaries cease to function on a going-forward basis as an insurance company holding system, or
(iii) any other event or transaction that is declared by resolution of the Board to constitute a Change in Control for purposes of the Plan.

     "Change in Control Price" shall mean the greater of (i) the price of a Share of Common Stock immediately preceding any transaction resulting in a Change in Control or (ii) the highest price of a Share of Common Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash), except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be the Fair Market Value on the date on which the cash payment described in Section 11(a) occurs.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "Committee" shall mean the Compensation Committee of the Board (or such other committee of the Board that the Board shall designate from time to time) or any subcommittee thereof comprised of two or more directors each of whom shall meet the independence requirements of the New York Stock Exchange and shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" within the meaning of Rule 16b-3, as promulgated under Section 16 of the Exchange Act.

     "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

     "Company" shall mean ProAssurance Corporation, a Delaware corporation.

     "Consultant" shall mean any natural person engaged by the Company to provide services as a consultant or advisor, if such consultant or advisor provides bona fide services to the Company that are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

     "Date of Grant" with respect to a Performance Share Award shall mean as of January 1 of the year in which such Award is made.

     "Director" shall mean a person who is elected and is currently serving in the following capacities: (i) as a member of the Board of Directors of the Company or a Subsidiary; or (ii) as a member of an advisory committee to the Board of Directors of the Company or a Subsidiary [inclusion of advisory directors may make the plan not eligible for registration on Form S-8].

     "Disability" shall mean a serious injury or illness that requires the Participant to be under the regular care of a licensed medical physician and renders the Participant incapable of performing the essential functions of the Participant's position for 12 months as determined by the Board of Directors of the Company in good faith and upon receipt of and in reliance on competent medical advice from one or more individuals selected by the Board of Directors, who are qualified to give professional medical advice.

     "Employee" shall mean any natural person (including any officer) employed by the Company or a Subsidiary in a continuous and regular salaried employment relationship, which shall include (unless the Committee otherwise determines) periods of vacation, approved leaves of absence, and any salary continuation or severance pay period.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of the Common Stock shall mean the average of the daily closing prices for a Share for the five trading days prior to the applicable date on the Composite Tape for New York Stock Exchange -- Listed Stocks, or, if the Common Stock is not listed on such Exchange, on the principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed, or, if the Common Stock is not listed on any such exchange, the average of the daily closing bid quotations with respect to a Share for such five trading days on the National Association of Securities Dealers, Inc., Automated Quotations System or any system then in use; provided that the Fair Market Value of a Share on the date of grant of an Incentive Stock Option or a Stock Appreciation Right granted in tandem with an Incentive Stock Option shall be the closing price of a Share, as reported for such day on a national exchange, or the mean between the closing bid and asked prices for a Share on such date, as reported on a nationally recognized system of price quotation, and if there are no Share transactions reported on such exchange or system on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Share transactions were so reported.

     "Freestanding SAR" means an SAR that is granted independently of any Options as described in Section 8 herein.

     "Incentive Stock Option" shall mean an Option which is intended to meet the requirements of Section 422 of the Code.

     "Interim Period" shall mean a period of calendar years chosen by the Committee commencing with any Date of Grant, which period is less than the Award Period commencing on the Date of Grant.

     "Nonstatutory Stock Option" shall mean an Option which is not intended to be an Incentive Stock Option.

     "Normal Retirement" shall mean retirement at or after the earliest age at which the Participant may retire and receive a retirement benefit without penalty under any qualified retirement plan maintained by the Company or any of its Subsidiaries in which such Participant participates.

     "Option" shall mean the right to purchase the number of shares of Common Stock specified by the Committee, at a price and for the term fixed by the Committee granted in accordance with Section 7 hereof and subject to any other limitations and restrictions imposed by the Plan or the Committee.

     "Other Stock-Based Awards" shall mean an Award granted under Section 10 hereof.

     "Participant" shall mean an Employee, Consultant or Director who is selected by the Committee to receive an Award under the Plan as herein provided.

     "Performance Share" shall mean the equivalent of one share of Common Stock granted under Section 6 which becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee.

     "Plan" shall mean the ProAssurance Corporation 2004 Equity Incentive Plan as set forth herein and as may be amended from time to time.

     "Restricted Period" shall mean the period during which the transfer of Restricted Stock or Restricted Units is limited in some way (based upon the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Committee) and the Restricted Stock or Restricted Units are subject to a substantial risk of forfeiture.

     "Restricted Stock" shall mean any Award of Common Stock granted under
Section 9 which becomes vested and nonforfeitable, in whole or in part, upon the satisfaction of such conditions as shall be determined by the Committee.

     "Restricted Unit" shall mean any Award of a contractual right granted under
Section 9 to receive Common Stock (or, at the discretion of the Committee, cash based on the Fair Market Value of a Share of the Common Stock) which becomes vested and nonforfeitable, in whole or in part, upon the satisfaction of such conditions as shall be determined by the Committee.

     "Section 16 Reporting Person" shall mean any person who is an officer or director of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     "Section 162(m)" shall mean Code Section 162(m).

     "Shares" shall mean shares of the Common Stock of the Company, or such other securities as may become subject to Awards pursuant to an adjustment pursuant to Section 4(c) of the Plan.

     "Stock Appreciation Right" or "SAR" shall mean any Award of a contractual right granted under Section 8 to receive cash, Common Stock or a combination thereof.

     "Subsidiary" shall mean any corporation of which the Company possesses directly or indirectly eighty percent (80%) or more of the total combined voting power of all classes of stock of such corporation and any other business organization, regardless of form, in which the Company possesses directly or indirectly eighty percent (80%) or more of the total combined equity interests in such organization.

     "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Section 8 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the related Option, the Tandem SAR shall be similarly cancelled).

     "Termination" shall mean the end of a Participant's relationship with the Company or a Subsidiary as an Employee, Consultant or Director if at such time the Participant has no other relationship as an Employee, Consultant or Director of the Company or a Subsidiary.

     3. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee which, subject to the provisions of the Plan, shall have the authority to select the Participants in the Plan, to determine the Awards to be made to each Participant selected to participate in the Plan, and to determine the conditions subject to which Awards will become payable under the Plan. The Committee shall select Participants, who in the judgment of the Committee, have a [substantial] opportunity to influence the long-term profitability of the Company.

     The Committee shall have full power to administer and interpret the Plan and to adopt such rules and regulations consistent with the terms of the Plan as the Committee deems necessary or advisable in order to carry out the provisions of the Plan. Except as otherwise provided in the Plan, the Committee's interpretation and construction of the Plan and its determination of any conditions applicable to Awards or the granting of Awards to specific Participants shall be conclusive and binding on all Participants.

     The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, consultant or agent and any computation received from any such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual's willful misconduct.

     4. MAXIMUM AMOUNT OF SHARES AVAILABLE FOR AWARDS

     (a) Maximum Number of Shares. The maximum number of Shares that may be issued under the Plan shall be a total of 2,500,000 Shares. Notwithstanding the foregoing, but subject to the provisions of Section 4(c), in no event shall any Participant receive Awards in any calendar year for more than an aggregate of 250,000 Performance Shares, Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Units.

     (b) Shares Available for Issuance. Shares may be made available from the authorized but unissued Shares of the Company or from Shares held in the Company's treasury and not reserved for another purpose. If any Award is payable solely in cash, no shares shall be deducted from the number of shares available for issuance under Section 4(a) by reason of such Award except in the case of the exercise of a Stock Appreciation Right. If any Award in respect of Shares is canceled or forfeited for any reason without delivery of the Shares (with the exception of the termination of a Tandem SAR upon exercise of the related Option or the termination of the related Option upon exercise of the corresponding Tandem SAR), the Shares subject to such Award shall thereafter again be available for award pursuant to the Plan. Whenever Shares are received by the Company in connection with the exercise of or payment for any Award granted under the Plan, only the net number of shares actually issued shall be counted against the limit in Section 4(a) hereof and the Shares not issued shall be treated in the same manner as Shares subject to cancelled or forfeited Awards.

     (c) Adjustment for Corporate Transactions. If the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar event affects the Common Stock such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under the Plan, then the Committee may, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and kind of Shares which thereafter may be awarded or optioned and sold or made the subject of Awards under the Plan, (ii) the number and kinds of Shares subject to outstanding Options and other Awards and (iii) the grant, exercise, base or conversion price with respect to any of the foregoing; provided that no adjustment shall be made solely as a result of a decline in the Fair Market Value of the Common Stock. Additionally, the Committee may make provisions for a cash payment to a Participant or a person who has an outstanding Option or other Award. However, the number of Shares subject to any Option or other Award shall always be a whole number.

     5. ELIGIBILITY AND PARTICIPATION

     (a) Eligibility. Persons eligible to participate in this Plan include all Employees, Consultants and Directors; provided that Directors and Consultants shall not be eligible to receive Performance Shares under the Plan.

     (b) Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Consultants and Directors, Participants to whom Awards shall be granted and shall determine the nature of such Awards.

     6. PERFORMANCE SHARES

     (a) Performance Share Awards. After appropriate approval of the Plan by the stockholders of the Company, and thereafter from time to time, the Committee shall have the authority to grant Performance Share Awards to Employees. Performance Shares shall be deemed to be received by an Employee as of the Date of Grant in the year the related Performance Share Award is granted. Any Employee may be granted more than one Performance Share Award under the Plan, but no Employee may earn, in the aggregate, more than 50% of the Performance Shares which are the subject of the Plan. An Award of Performance Shares hereunder shall not be made unless such Award is in compliance with all applicable law.

     No Participant shall be entitled to receive any dividends or dividend equivalents on Performance Shares; with respect to any Performance Shares, no Participant shall have any voting or any other rights of a Company stockholder; and no Participant shall have any interest in or right to receive any Shares prior to the time the Committee determines the form of payment of Performance Shares pursuant to this Section 6.

     Payment of a Performance Share Award to any Participant shall be made in accordance with this Section 6 and shall be subject to such conditions for payment as the Committee may prescribe. The Committee may prescribe different conditions for different Participants. Such conditions may be expressed in terms of income per share, return on equity, economic value added, total return, premiums or other revenues, or on other reasonable bases. The performance objectives with respect to such Award shall be related to at least one of the following criteria, which may be determined solely by reference to the performance of the Company or a Subsidiary or a segment or based on comparative performance relative to other companies: (i) income per share, (ii) return on equity, (iii) economic value added, (iv) total return, (v) sales or revenues, or
(vi) other reasonable bases; provided that to the extent the Committee determines that it is necessary to qualify compensation under Section 162(m), the performance criteria shall be based on one or more of the criteria listed in
(i) through (v) above. The Committee may prescribe conditions such that payment of an Award may be made with respect to a number of Shares that is greater than the number of Performance Shares awarded. Except to the extent otherwise expressly provided herein, the Committee may, at any time and from time to time, change the performance objectives applicable with respect to any Performance Shares to reflect such factors, including, without limitation, changes in a Participant's duties or responsibilities, changes in business objectives (e.g., from corporate to subsidiary or segment performance or vice versa), or nonrecurring or special changes in the situation or circumstances of the Company, as the Committee shall deem necessary or appropriate. In making any such adjustment, the Committee shall adjust the number of Performance Shares or take other appropriate actions to prevent any enlargement or diminution of the Participant's rights related to service rendered and performance attained prior to the effective date of such adjustment.

     Each Performance Share Award shall be made in writing and shall set forth the terms and conditions set by the Committee for payment of such Award including, without limitation, the length of the Award Period and whether there will be an Interim Period with respect to the Award and, if so, the length of the Interim Period.

     (b) Payment of Performance Share Awards. Each Participant who is granted a Performance Share Award shall be entitled to payment of the Award as of the close of the Award Period applicable to such Award, but only if and after the Committee has determined that the conditions for payment of the Award set by the Committee have been satisfied. At the time of grant of each Performance Share Award, the Committee shall decide whether there will be an Interim Period. If the Committee determines that there shall be an Interim Period for the Award to any Participant, each such Participant granted a Performance Share Award with an Interim Period shall be entitled to partial payment on account thereof as of the close of the Interim Period, but only if and after the Committee has determined that the conditions for partial payment of the Award set by the Committee have been satisfied. Performance Shares paid to a Participant for an Interim Period may be retained by the Participant and shall not be repaid to the Company, notwithstanding that based on the conditions set for payment at the end of the Award Period such Participant would not have been entitled to payment of some or any of the Award. Any Performance Shares paid to a Participant for the Interim Period during an Award Period shall be deducted from the Performance Shares to which such Participant is entitled at the end of the Award Period.

     Unless otherwise directed by the Committee, payment of Performance Share Awards shall be made, as promptly as possible, by the Company after the determination by the Committee that payment has been earned. Unless otherwise directed by the Committee, all payments of Performance Share Awards to Participants shall be made partly in Shares and partly in cash, with the cash portion being approximately equal to the amount of federal, state, and local taxes which the Participant's employer is required to withhold on account of such payment. The Committee, in its discretion, may provide for payment of cash and distribution of Shares in such other proportions as the Committee deems appropriate, except and provided that the Committee must pay in cash an amount equal to the federal, state, and local taxes which the Participant's employer is required to withhold on account of such payment. There shall be deducted from the cash portion of all Performance Share Award payments all taxes to be withheld with respect to such Awards.

     For payment of each Performance Share Award, the number of Shares to be distributed to the Participant shall equal the Fair Market Value of the total Performance Shares determined by the Committee to have been earned by the Participant less the portion of the Award that was paid in cash, divided by the Fair Market Value of a Performance Share. Unless otherwise provided in Sections 5(c), (d), (e) or (h) below, the Fair Market Value shall be determined on date of payment of the Performance Share Award.

     (c) Death or Disability. Upon Termination, prior to the close of an Award Period, by reason of death or Disability of a Participant, payment of his or her outstanding Performance Share Awards shall be made as promptly as possible after death or the date of the determination of Disability, and the number of Performance Shares for each Award to be paid shall be computed by (i) determining the number of Performance Shares that would have been paid if the subject Award Period had ended on the December 31 immediately preceding the date of death or the date of determination of Disability (based on the conditions set by the Committee for payment of Performance Share Awards for the subject Award Period); (ii) multiplying the number determined pursuant to clause (i) by a fraction, the numerator of which is the number of months during the subject Award Period that the Participant was an active Employee, and the denominator of which is the number of months in the Award Period; and (iii) reducing the resulting product by any Performance Shares for which payment has been made with respect to any Interim Period during such Award Period. For purposes of this
Section 5(c), the Fair Market Value of the Shares shall be determined as of the date of death or the date of the determination of Disability. Except as provided in Section 6(g), payments for Awards awarded in the year of Termination by reason of death or Disability shall be paid at the same percentage as an Award awarded in the year immediately preceding the year of death or Disability.

     (d) Retirement Prior to Close of Award Period. Unless otherwise determined by the Committee, upon Termination, prior to the close of an Award Period, by reason of retirement on or after the Participant's Normal Retirement date or prior to the Participant's Normal Retirement date if such retirement was at the request of his or her employer, payment of the Participant's outstanding Performance Share Awards will be made as promptly as possible after such retirement and such payment shall be computed in the same manner as in Section 6(c), using the effective date of retirement in place of the date of death or the date of determination of Disability.

     (e) Termination Under Certain Circumstances. Upon Termination, prior to the close of an Award Period, by reason of (i) retirement prior to the Participant's Normal Retirement date and such retirement was at the request of the Participant and approved by his or her employer, (ii) the divestiture by the Company of one or more of its business segments or a significant portion of the assets of a business segment, or (iii) a significant reduction by the Company in its salaried work force, the determination of whether such Participant shall receive payment of his or her outstanding Performance Share Awards shall be within the exclusive discretion of the Committee. Payment, if any, of Performance Share Awards to such Participant shall be made as promptly as possible after one of the events described in the preceding sentence of this Section 6(e) occurs and the amount of such payment shall be computed in the same manner as in Section 6(c), using the effective date that such event occurs in place of the date of death or the date of determination of Disability.

     (f) Voluntary Termination or Discharge. Upon Termination, prior to the close of an Award Period and there is no payment due to the Participant under Sections 6(c), (d), (e) or (h) or Section 11, all of such Participant's outstanding Performance Shares shall forthwith and automatically be cancelled and all rights of the former holder of such cancelled Performance Shares in respect to such cancelled Performance Shares shall forthwith terminate.

     (g) Interpretation. Any Plan provision to the contrary notwithstanding, if any Award of Performance Shares is intended, at the time of grant, to be "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, to the extent required to so qualify any Award hereunder, the Committee shall not be entitled to exercise any discretion otherwise authorized under the Plan with respect to such Award if the ability to exercise such discretion (as opposed to the exercise of such discretion) would cause such Award to fail to qualify as performance-based compensation.

     (h) Payment Upon Plan Termination. Payment of all Performance Share Awards outstanding at the date of termination of the Plan shall be made as promptly as possible after such date and payment of each such Award shall be computed in the same manner as in Section 5(c), using the effective date of the termination of the Plan in place of the date of death or the date of determination of Disability.

     7. STOCK OPTIONS

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have the authority to grant Options to Participants and to determine (i) the number of shares to be covered by each Option, (ii) the exercise price therefor and
(iii) the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options and Nonqualified Stock Options; provided that Incentive Stock Options may not be granted to any Participant who is not an Employee at the time of grant. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code.

     (b) Option Price. The Committee shall establish the exercise price at the time each Option is granted, which price shall not be less than 100% of the Fair Market Value of a Share at the date of grant.

     (c) Exercise. Each Option may be exercised at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter; provided, however, that if the Committee does not establish a different exercise schedule at or after the date of grant of an Option, such Option shall become exercisable in five (5) equal installments on each of the first five anniversaries of the date the Option is granted. The Committee may impose such conditions with respect to the exercise of Options as it shall deem appropriate, including, without limitation, any conditions relating to the application of federal or state securities laws; provided that Options shall not be exercisable after the expiration of ten years from the date of grant.

     An Option shall be exercised by (i) delivery to the Company at its principal office a written notice of exercise with respect to a specified number of Shares and (ii) payment to the Company at that office of the full amount of the exercise price for such number of shares as herein provided.

     The exercise price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver the Shares purchased until such payment has been made; provided, however, that in lieu of cash, all or any portion of the exercise price may be paid by exchanging Shares owned by the Optionee (which are not the subject of any pledge or security interest), or by authorization to the Company to withhold Shares otherwise issuable upon exercise of the Option, in each case to be credited against the exercise price at the Fair Market Value of such Shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of Shares transferred over the aggregate exercise price).

     In addition to and at the time of payment of the exercise price, the optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise; provided, however, that in the discretion of the Committee, all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the optionee as a result of such exercise, may, upon the irrevocable election of the optionee, be paid by exchanging whole Shares duly endorsed for transfer and owned by the optionee, or by authorization to the Company to withhold Shares otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid.

     (d) Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 7 as it may deem advisable, including without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to the Shares.

     (e) Termination. Unless the Committee shall otherwise determine at or after the date of grant, an Option shall be exercisable following the Termination of a Participant as an Employee, Consultant or Director only to the extent provided in this Section 7(e). If Termination is due to the Participant's
(i) death, (ii) Disability, (iii) early retirement with the consent of the Committee or (iv) Normal Retirement, the Participant (or, in the event of the Termination due to the Participant's death or Disability, the Participant's beneficiary or legal representative) may exercise any Option held by the Participant at the time of such Termination, regardless of whether then exercisable, for a period of one year in the case of Normal Retirement or early retirement with consent and ninety (90) days in the case of death or Disability (or such greater or lesser period as the Committee shall determine at or after the date of grant), but in no event after the date the Option otherwise expires. Upon the Termination of a Participant for Cause (or if, after Termination of the Participant, the Committee determines that the Participant could have been terminated for Cause had the Participant still been employed or has otherwise engaged in conduct that is detrimental to the interests of the Company, as determined by the Committee in its sole discretion), all Options held by the Participant shall immediately terminate, regardless of whether then exercisable. In the event of a Participant's Termination for any reason not described in the preceding two sentences, the Participant (or, in the event of the Participant's death or Disability, the Participant's beneficiary or legal representative) may exercise any Option which was exercisable at the time of such Termination for thirty (30) days (or such greater or lesser period as the Committee shall specify at or after the date of grant) following the date of such Termination, but in no event after the date the Option otherwise expires.

     (f) Nontransferability of Options. No Incentive Stock Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Incentive Stock Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

     No Nonqualified Stock Option granted under the Plan may be sold, transferred, pledged, or assigned, or otherwise alienated or hypothecated by a Participant, other than by will or by the laws of descent and distribution, and except that the Committee, in its discretion, may provide that any stock option agreement relating to any Nonqualified Stock Option (i) may be transferred by a Participant to members of such Participant's immediate family, trusts for the benefit of such family members and/or partnerships or limited liability companies whose partners or members are such family members, but such transferees may not transfer such Nonqualified Stock Options to third parties,
(ii) shall be subject to all other conditions and restrictions applicable to Options granted under the Plan prior to such transfer and (iii) shall set forth the restrictions on transfer described in (i) and (ii) above, as well as any other restriction necessary to render the Options not subject to being transferred in accordance with this Section 7(f) to be exempt pursuant to Rule

16b-3 of the Exchange Act; provided, however, that if Rule 16b-3, or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the Nonqualified Stock Options or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfers shall be prohibited under the Plan.

     8. STOCK APPRECIATION RIGHTS.

     (a) Grant of Stock Appreciation Rights. Subject to the provisions of the Plan, the Committee may grant Stock Appreciation Rights to Participants at such times and in such amounts and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. The Committee may grant Freestanding SARS or Tandem SARS or any combination thereof. Tandem SARS may be granted either at the same time the Option is granted or at a later time. Freestanding SARS shall have a base price that is not less than 100% of the Fair Market Value of a Share on Date of grant. Tandem SARS shall have a base price equal to the option price of the Related Option.

     (b) Exercise of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the base price thereof. The Committee shall determine the time or times at which, or the event or events (including, without limitation, a Change in Control) upon which, a Stock Appreciation Right may be exercised in whole or in part, the method of exercise and whether such Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares; provided, however, that Tandem SARS shall be exercisable only at the same time or times as the related Option is exercisable upon surrender of the right to exercise the equivalent number of Shares subject to the related Option. Unless the Committee shall establish a different exercise schedule at or after the date of grant, Freestanding SARS shall become exercisable in five (5) equal installments on each of the first five (5) anniversaries of the date of grant. Stock Appreciation Rights shall not be exercisable after the expiration of ten years from the date of grant.

     (c) Termination. Unless the Committee shall otherwise determine at or after the date of grant, a Stock Appreciation Right shall be exercisable following the Termination of a Participant only to the extent provided in this
Section 8(c). Upon Termination due to the Participant's (i) death, (ii) Disability, (iii) early retirement with the consent of the Committee or (iv) Normal Retirement, the Participant (or, in the event of the Participant's death or Disability prior to Termination or during the period during which a Stock Appreciation Right is exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Stock Appreciation Right held by the Participant at the time of such Termination, regardless of whether then exercisable, for a period of one year in the case of Normal Retirement or early retirement with consent and ninety (90) days in the case of death or Disability (or such greater or lesser period as the Committee shall determine at or after the date of grant), but in no event after the date the Stock Appreciation Right otherwise expires. Upon Termination for Cause (or if, after the Participant's Termination, the Committee determines that the Participant could have been terminated for Cause had the Participant still been employed or has otherwise engaged in conduct that is detrimental to the interests of the Company, as determined by the Committee in its sole discretion), all Stock Appreciation Rights held by the Participant shall immediately terminate, regardless of whether then exercisable. In the event of Termination for any reason not described in the preceding two sentences, the Participant (or, in the event of the Participant's death or Disability during the period during which a Stock Appreciation Right is exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Stock Appreciation Right which was exercisable at the time of such Termination for thirty (30) days (or such greater or lesser period as the Committee shall specify at or after the date of grant of such Stock Appreciation Right) following the date of such Termination, but in no event after the date the Stock Appreciation Right otherwise expires.

     (d) Nontransferability of Stock Appreciation Rights. Except as otherwise determined by the Committee, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, except that the Committee, in its discretion, may provide in any Award Agreement that a Stock Appreciation Right (i)may be transferred by a Participant to members of such Participant's immediate family, trusts for the benefit of such family members and/or partnerships or limited liability companies whose partners or members are such family members, but such transferees may not transfer such Stock Appreciation Rights to third parties,
(ii) shall be subject to all other conditions and restrictions applicable to Stock Appreciation Rights granted under the Plan prior to such transfer and
(iii) shall set forth the restrictions on transfer described in (i) and (ii) above, as well as any other restriction necessary to render the Stock Appreciation Rights not being transferred pursuant to this Section 8(d) to be exempt pursuant to Rule 16b-3 of the Exchange Act; provided, however, that if Rule 16b-3 or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and
(iii) above shall result in the Stock Appreciation Rights or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfers shall be prohibited under the Plan. Further, except as otherwise provided in a Participant's Award Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

     9. RESTRICTED STOCK AND RESTRICTED UNITS

     (a) Grant of Restricted Stock or Restricted Units. Subject to the provisions of the Plan, the Committee may grant on Restricted Stock or Restricted Units to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine. Each grant of Restricted Stock or Restricted Units shall be evidenced by an Award Agreement. Unless the Committee provides otherwise at or after the date of grant, any shares of Restricted Stock so granted shall be held in the custody of the Company, as provided in Section 9(d) until the Restricted Period lapses, in certificated or book entry form until the Restricted Period lapses, and, as a condition to the grant of any Award of shares of Restricted Stock, the Participant shall have delivered to the Secretary of the Company a certificate or stock power, endorsed in blank, relating to the Shares covered by such Award.

     (b) Termination. Unless the Committee otherwise determines at or after the date of grant, the rights of a Participant with respect to an award of Restricted Stock or Restricted Units outstanding at the time of the Participant's Termination shall be determined under this Section 9(b). Upon Termination due to the Participant's (i) death, (ii) Disability, (iii) early retirement with the consent of the Committee or (iv) Normal Retirement, any restrictions on an Award of Restricted Stock or Restricted Units shall lapse. Unless the Committee otherwise determines, any portion of any Restricted Stock or Restricted Unit Award as to which the Restricted Period has not lapsed at the date of a Participant's Termination for any reason not described in the preceding sentence shall be forfeited as of such date.

     (c) Payment of Shares. Payment for Restricted Stock shall be made by the Company in Shares. Payment for Restricted Stock Units shall be made by the Company in Shares, cash or in any combination thereof, as determined by the Committee.

     (d) Restricted Period; Restrictions on Transferability during Restricted Period. Restricted Stock or Restricted Units may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Unless otherwise determined by the Committee at or after the date of grant, the Restricted Period applicable to any Award of Restricted Stock or Restricted Units shall lapse, and the Shares related to such Award shall become transferable, as to an equal amount of shares of Restricted Stock or Restricted Units on each of the first five (5) anniversaries of the date of grant. Any certificates issued in respect of Restricted Stock shall be registered in the name of the participant and deposited by such Participant with the Company. Shares issued in book entry form shall be held for the account of the Participant in an account maintained by a custodian controlled by the Company. Upon the expiration or termination of the Restricted Period and the satisfaction (as determined by the Committee) of any other conditions determined by the Committee, the restrictions applicable to the Restricted Stock or Restricted Units shall lapse and the number of Shares with respect to which the restrictions have lapsed shall be delivered to the Participant or to Participant's beneficiary or legal representative in certificated or book entry form, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. No payment will be required to be made by the Participant upon the delivery of such Shares, except as otherwise provided in Section 9(a). At or after the date of grant, the Committee may accelerate the vesting of any Award of Restricted Stock or Restricted Units or waive any conditions to the vesting of any such Award.

     (e) Rights as a Stockholder; Dividend Equivalents.

     Unless otherwise determined by the Committee at or after the date of grant, Participants granted shares of Restricted Stock shall be entitled to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to such Shares, provided that if any such dividends or distributions are paid in Shares or other property (other than cash), such Shares and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares of Restricted Stock with respect to which they were paid.

     The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of Restricted Units, an amount equal to any dividends paid by the Company during the Restricted Period with respect to the corresponding number of shares of Common Stock ("Dividend Equivalents"). To the extent provided by the Committee at or after the date of grant, any Dividend Equivalents with respect to cash dividends on the Common Stock credited to a Participant's account shall be deemed to have been invested in Shares on the record date established for the related dividend and, accordingly, a number of additional Restricted Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (x) the value of such Dividend Equivalent on the record date by (y) the Fair Market Value of a Share on such date.

     10. OTHER STOCK-BASED AWARDS

     The Committee is authorized to grant to Participants. Other Stock-Based Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Other Stock-Based Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 10 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, other property, or any combination of the foregoing, as the Committee shall determine.

     11. CHANGE IN CONTROL

     (a) Accelerated Vesting and Payment. Subject to the provisions of Section 11(b), in the event of a Change in Control, each Option and Stock Appreciation Right shall be canceled in exchange for the right to receive the prompt payment in cash of an amount equal to the excess of the Change in Control Price over the exercise price for such Option or the base price for such Stock Appreciation Right, whichever is applicable; and the Restricted Period applicable to all shares of Restricted Stock or Restricted Units shall expire and all such shares shall become nonforfeitable and immediately transferable; and all Other Stock-Based Awards shall become fully vested and payable to the Participant.

     (b) Alternative Awards. Notwithstanding the provisions of Section 11(a), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or class of Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award") by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

          (i) be based on stock which is traded on an established securities market, or which will be so traded within 60 days following the Change in Control;

          (ii) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under such

     Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

          (iii) have substantially equivalent economic value to such Award (determined by the Committee as constituted immediately prior to the Change in Control, in its sole discretion, promptly after the Change in Control); and

          (iv) have terms and conditions which provide that if the Participant is involuntarily terminated or constructively terminated (other than for Cause) upon or following such Change in Control, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

     For this purpose, a constructive termination shall mean a Termination by a Participant following a material reduction in the Participant's compensation, a material reduction in the Participant's responsibilities or the relocation of the Participant's principal place of employment to another location a material distance farther away from the Participant's home, in each case, without the Participant's prior written consent.

     (c) In the event of a Change in Control, each Participant shall be deemed to have earned Performance Shares with respect to each of his or her Performance Share Awards outstanding at the date of such Change in Control. The number of Performance Shares so earned for each Award shall be computed by determining the number of Performance Shares that would have been paid if the subject Award Period had ended on the December 31 immediately preceding the Change in Control (based on the conditions set by the Committee for payment of Performance Share Awards for the subject Award Period), provided that in no event shall the number of Performance Shares earned be less than the aggregate number of Performance Shares at the target performance level (as identified in the applicable Award letter) with respect to such Award. Performance Share Awards granted in the year of the Change in Control shall be earned at the same percentage as Awards granted in the year preceding the year of the Change in Control. Each Performance Share so earned shall be canceled in exchange for an immediate payment in cash of an amount based upon the Change in Control Price.

     12. GENERAL PROVISIONS

     (a) Withholding. The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under the Plan or otherwise) any taxes required by law to be withheld in respect of Awards under the Plan. In the case of any Award satisfied in the form of Common Stock, no Shares shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy any withholding tax obligations applicable with respect to such Award. Without limiting the generality of the foregoing and subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Shares (including Shares issuable pursuant to an Award) to satisfy, in whole or in part, the amount required to be withheld.

     (b) Awards. Each Award hereunder shall be evidenced in writing. The written agreement shall be delivered to the Participant and shall incorporate the terms of the Plan by reference and specify the terms and conditions thereof and any rules applicable thereto.

     (c) Cancellation of Performance Shares. With the written consent of a Participant holding Performance Shares granted to him or her under the Plan, the Committee may cancel such Performance Shares. In the event of any such cancellation, all rights of the former holder of such cancelled Performance Shares in respect to such cancelled Performance Shares shall immediately terminate.

     (d) Investment Representation. All Shares paid pursuant to the Plan are to be taken subject to an investment representation by the Participant or other recipient that any such shares are acquired for investment and not with a view to distribution and that such shares shall not be transferred or sold until registered in compliance with the Securities Act of 1933 or unless an exemption therefrom is available in the opinion of legal counsel satisfactory to the Company.

     (e) Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made or to exercise any Options or Stock Appreciation Rights following the Participant's death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

     (f) Employment Rights. An Award made under the Plan shall not confer any right on the Participant to continue in the employ of the Company or any subsidiary or limit in any way the right of the Participant's employer to terminate his or her employment at any time.

     (g) Expenses. The expenses of administering the Plan shall be borne by the Company.

     (h) No Rights to Awards, No Shareholder Rights. No Employee, Consultant or Director shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Employees, Consultants and Directors. Subject to the provisions of the Plan and the applicable Award, no person shall have any rights as a stockholder with respect to any Shares to be issued under the Plan prior to the issuance thereof.

     (i) Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.

     (j) Legend. To the extent any stock certificate is issued to a Participant in respect of shares of Restricted Stock awarded under the Plan prior to the expiration of the applicable Restricted Period, such certificate shall be registered in the name of the Participant and shall bear the following (or similar) legend:

     "The shares of stock represented by this certificate are subject to the terms and conditions contained in the ProAssurance Corporation 2004 Equity
     Incentive Plan and the Award Agreement, dated as of           , between the
     Company and the Participant, and may not be sold, pledged, transferred, assigned, hypothecated or otherwise encumbered in any manner (except as
     provided in the Plan or in such Award Agreement) until           ."

Upon the lapse of the Restricted Period with respect to any such shares of Restricted Stock, the Company shall issue or have issued new share certificates without the legend described herein in exchange for those previously issued.

     (k) Effective Date. The Plan shall be effective on the date the Plan is approved by stockholders of the Company. No Awards may be granted under the Plan after December 31, 2013.

     (l) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such amendment would constitute a material change or revision that requires stockholder approval to comply with any of the following:

          (i) the corporate governance rules for listed companies on the New York Stock Exchange, including without limitation, Section 303A.08 of the Listed Company Manual;

          (ii) the exception for performance based compensation under Code
     Section 162(m) and the regulations promulgated thereunder; or

          (iii) the exemption from Section 16 of Exchange Act provided by SEC Rule 16b-3.

Without the written consent of an affected Participant, no termination, suspension or modification of the Plan shall adversely affect any right of such Participant under the terms of an Award granted before the date of such termination, suspension or modification.

     (m) Amendment of Awards. The Committee shall have the authority to amend any Award to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; provided, however, that (i) no outstanding Award may be revoked or altered in a manner unfavorable to the Participant without the written consent of the Participant, (ii) no Performance Share shall be altered in a manner to increase the amount of compensation that would otherwise be due upon the attainment of the performance criteria; (iii) no outstanding Option may be altered in a manner that reduces the exercise price (except as provided in Section 4(c)), and (iv) no outstanding Stock Appreciation Right may be altered in a manner that reduces the base price (except as provided in Section 4(c)).

     (n) Application of Proceeds. The proceeds received by the Company from the sale of its shares under the Plan will be used for general corporate purposes.

     (o) Compliance with Legal and Exchange Requirements. The Plan, the grant and exercise of Awards hereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may (i) postpone the exercise of Awards, the issuance or delivery of Shares under any Award or any other action under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Common Stock or other required action under any federal or state law, rule, or regulation, (ii) require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations, and (iii) pay the Participant, in lieu of Shares, cash in an amount based upon the Fair Market Value of a Share as of the date Shares would otherwise be issuable with respect to an Award. The Company shall not be obligated to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any such laws, rules, and regulations. Any postponement of the exercise or settlement of any Award under this Section 11(o) shall not extend the term of such Award, and the Company, its officers and employees, the Board and the Committee shall have no obligation or liability to a Participant with respect to any Award (or Shares issuable thereunder) because of any actions taken pursuant to the provisions of this Section 11(o).

     (p) Deferrals. The Committee may postpone the exercise of Awards, the issuance or delivery of Shares under any other Award or any other action under the Plan to prevent the Company or any of its Subsidiaries from being denied a federal income tax deduction with respect to any Award other than an Incentive Stock Option.

     (q) Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                REVOCABLE PROXY
                            PROASSURANCE CORPORATION
            PROXY SOLICITED ON BEHALF OF THE YOUR BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDER
                           TO BE HELD ON MAY 19, 2004

The Stockholder executing this Proxy appoints Howard H. Friedman and Frank B. O'Neil, and each of them, each with full power to appoint his or her substitute, attorneys and proxies to represent the Stockholder and to vote and act with respect to all shares of common stock of ProAssurance Corporation ("ProAssurance") the Stockholder would be entitled to vote on all matter which come before the Annual Meeting of Stockholders of ProAssurance referred to above (the "Annual Meeting") and at any adjournment(s) or postponement(s) the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OR PROASSURANCE CORPORATION, IF THIS PROXY IS PROPERLY EXECUTED, THE SHARE OF PROASSURANCE COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED HEREIN AND FOR THE APPROVAL OF THE PROASSURANCE CORPORATION 2004 EQUITY INCENTIVE PLAN. THE SHARES OF PROASSURANCE COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

                  (Continued and to be signed on reverse side)
     ADDRESS/CHANGE/COMMENTS (Mark the corresponding box on the reverse side)

                             *FOLD AND DETACH HERE*


YOU CAN NOW ACCESS YOUR PROASSURANCE CORPORATION ACCOUNT ONLINE.

Access your ProAssurance Corporation stockholder account on line via Investor ServiceDirect(R) (ISD)

Mellon Investor Services LLC, Transfer Agent for ProAssurance Corporation, now makes it easy and convenient to get current information on your stockholder account.


-       View account status            -      View payment history for dividends
-       View certificate history       -      Make address change
-       View book-entry information    -      Obtain a duplicate 1099 tax form
                                       -      Establish/change your PIN

              VISIT US ON THE WEB AT http://www.melloninvestor.com
          FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN 9AM-7PM
                           MONDAY-FRIDAY EASTERN TIME

                                                        MARK HERE          [  ]
                                                        FOR ADDRESS
                                                        CHARGE OR COMMENTS
                                                        SEE REVERSE SIDE



1. ELECTION OF TWO (2) DIRECTORS, each to serve          FOR                WITHHOLD          2. Approval of the ProAssuance
   until the year 2007 or until his/her successor    ALL NOMINEES          AUTHORITY             Corporation 2004 Equity Incentive
   is duly elected and qualified:                    LISTED HEREIN       TO VOTE FOR ALL         Plan.
                                                   (EXCEPT AS MARKED     NOMINEES LISTED
01. Victor T. Adamo                                 TO THE CONTRARY)        HEREIN               FOR         AGAINST     ABSTAIN
02. Paul R. Butrus                                        [  ]               [    ]               [  ]          [  ]       [  ]

                                                                                                CONSENTING TO RECEIVE ALL FUTURE
NOTE: TO WITHHOLD AUTHORITY TO VOTE                                                             ANNUAL MEETING MATERIALS AND
FOR ANY INDIVIDUAL NOMINEE STRIKE                                                               SHAREHOLDER COMMUNICATIONS
A LINE THROUGH THE NOMINEE'S NAME                                                               ELECTRONICALLY IS SIMPLE AND FAST!
IN THE LIST ABOVE.                                                                              Enroll today at www.mellonInvestor.
                                                                                                com/ISD for secure online access
                                                                                                to your proxy materials, statements,
                                                                                                tax documents and other important
                                                                                                shareholder or correspondence.

                                                                                                 Dated______________________, 2004

                                                                                                ---------------------------------
                                                                                                           Signature

                                                                                                ---------------------------------
                                                                                                     Signature if held jointly

                                                                                                Please sign exactly as name
                                                                                                appears on this proxy. When
                                                                                                shares are held by joint tenants,
                                                                                                both should sign. When signing as
                                                                                                attorney, executor, administrator,
                                                                                                trustee or guardian, please give
                                                                                                full title as such. If a
                                                                                                corporation, please sign in full
                                                                                                corporate name by an authorized
                                                                                                officer. If a partnership, please
                                                                                                sign in partnership name by
                                                                                                authorized person.

                            * FOLD AND DETACH HERE *

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

    INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                      THE DAY PRIOR TO ANNUAL MEETING DAY.

    YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


            INTERNET                                  TELEPHONE
   http://www.eproxy.com/pra                        1-800-435-6710                             MAIL
Use the Internet to vote your proxy.   OR   Use any touch-tone telephone to     OR    Mark, sign and date
Have your proxy card in hand when            vote your proxy. Have your proxy          your proxy card and
you access the web site.                     card in hand when you call.                  return it in the
                                                                                    enclosed postage-paid envelope.

             IF YOU VOTE YOUR PROXY ON THE INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

YOU CAN VIEW THE ANNUAL REPORT ON THE INTERNET AT www.proassurance.com/pdf/2004AR.pdf
AND THE PROXY STATEMENT ON THE INTERNET AT www.proassurance.com/pdf/2004Proxy.pdf